EXHIBIT 2.1
RON BENDER (SBN 143364)
MONICA Y. KIM (SBN 180139)
JACQUELINE L. RODRIGUEZ (SBN 198838)
LEVENE, NEALE, BENDER, RANKIN & BRILL L.L.P.
1801 Avenue of the Stars, Suite 1120
Los Angeles, California 90067
Telephone:  (310) 229-1234
Facsimile:  (310) 229-1244


Attorneys for Chapter 11 Debtors
and Plan Proponents

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                          SAN FERNANDO VALLEY DIVISION

In re                                    )  CASE NO.SV 03-15880-GM

THE WALKING COMPANY,                    a)  Jointly Administered With Case
California corporation,                  )  No. SV 03-15932-GM
and
                                         )
ALAN'S SHOES, INC., an Arizona           )  Chapter 11
corporation,
                                         )
                                         )  DEBTORS' SECOND AMENDED PLAN
                                            OF REORGANIZATION
                Debtors.


 _   Affects The Walking Company Only     Plan Confirmation Hearing:
                                          __________________________

 _   Affects Alan's Shoes, Inc. Only      Date:          March 1, 2004
                                          Time:          9:00 a.m.
 X_  Affects Both Debtors                 Place:         Courtroom "303"
                                                         21041 Burbank Blvd.
                                                         Woodland Hills, CA


----------------------------------------)

                                 I. INTRODUCTION

         The Walking Company ("TWC"), a California corporation, and Alan's Shoes, Inc. ("Alan's"), an Arizona corporation (Alan's," and, with TWC, the "Debtors") are the Debtors in pending Chapter 11 bankruptcy cases.
  On July 14, 2003, TWC commenced its bankruptcy case by filing a Voluntary Petition under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. SS
  101 et seq. (the "Bankruptcy Code"). On July 15, 2003, Alan's commenced its bankruptcy case by filing a Voluntary Petition under Chapter 11 of the
Bankruptcy Code.  Alan's is a wholly-owned subsidiary of TWC.
         The Debtors' Chapter 11 bankruptcy cases are pending before the United States Bankruptcy Court, Central District of California,
San Fernando Valley Division (the "Bankruptcy Court"). This document is the Second Amended Plan of Reorganization ("Plan") that is being proposed by the Debtors.
         The Disclosure Statement ("Disclosure Statement") describing this Plan was approved by the Bankruptcy Court at a hearing on December 18, 2003. All terms which are not otherwise defined in this Plan shall have the same meaning as such terms are provided in the Disclosure Statement.
         Chapter 11 allows the Debtors, and, under some circumstances, creditors and other parties in interest, to propose a plan of reorganization. This Plan is a plan of reorganization which has been proposed by the Debtors. The effective date of this Plan (the "Effective Date") will be the first business day following the date of entry of the Bankruptcy Court order confirming this Plan (the "Plan Confirmation Order").

                                II. PLAN SUMMARY

         The following is a summary description of the modifications to the First Amended Plan of Reorganization (the "Original Plan") which are contained in this Plan. For a more detailed description of this Plan and the modifications to the Original Plan, you should read this Plan in its entirety. All terms which are not defined herein shall have the meanings assigned to those terms in the Original Plan and the Disclosure Statement.
         1.       On the Effective Date, TWC Acquisition Corp. (the
"Reorganized Debtor"), a subsidiary Delaware corporation formed by Big Dogs Holdings, Inc. ("BDH"), will acquire all of the assets of the Debtors (excluding the Lease Sale Proceeds, the Class Action Recovery Funds, the Class Action Suit, and the $610,000 SCI Stock Proceeds) free and clear of all rights, claims, liens, encumbrances and interests of the Debtors, their bankruptcy estates, all creditors and interest holders, except as otherwise provided for in this Plan. The common stock of the Reorganized Debtor will be owned 90% by BDH and 10% by the Junior Secured Creditors. The 10% stock of the Reorganized Debtor which will be owned by the Junior Secured Creditors shall be referred to as the "Junior Secured Creditors Stock". The Junior Secured Creditors Stock shall be issued to the Junior Secured Creditors on a pro rata basis based on the allowed amount of their respective secured claims against the Debtors.
         2. On the Effective Date, BDH will contribute $8.95 million (the "New Money Contribution") to the Reorganized Debtor. $6.45 million of the
New Money Contribution will be in the form of equity and $2.5 million of the New Money Contribution will be in the form of subordinated debt which will bear interest at the rate of ten percent (10%) per annum, with all principal and interest subordinated to all debts of the Reorganized Debtor except to the extent otherwise agreed upon in writing by the affected debt holders. The amount of the New Money Contribution to be funded on the Effective Date will be reduced by all sums that BDH advances to the Debtors prior to the Effective Date for or on account of rent and other occupancy costs owed by the Debtors for the month of February, 2004.
         3. BDH has requested Wells to provide the Reorganized Debtor with post-confirmation financing. If Wells agrees to do so upon terms which are mutually acceptable to Wells and to the Reorganized Debtor, Wells will be the Reorganized Debtor's post-confirmation lender. If Wells does not agree to do so upon terms which are mutually acceptable to Wells and to the Reorganized Debtor, the Reorganized Debtor will obtain a replacement lender and Wells will be paid in cash in full on the Effective Date.
         4. On the Effective Date, the Reorganized Debtor will pay $1,265,000 of the New Money Contribution (the "Junior Secured Creditors New Money Contribution") to all of the Junior Secured Creditors (which is an increase of $465,000 over the $800,000 which was set forth in the Original
Plan) on a pro rata basis based upon the allowed amount of their respective allowed secured claims remaining after distribution of the SCI Stock Proceeds. The balance of the allowed secured claims owing to the Junior Secured Creditors will be satisfied with promissory notes issued by the Reorganized Debtor to each of the Junior Secured Creditors in the form attached as Exhibit "10" to this Plan on a pro rata basis based upon the amount of their respective allowed secured claims against the Debtors
(all such promissory notes shall collectively be referred to as the "Junior Secured Creditors Promissory Notes"). The aggregate principal amount of the Junior Secured Creditors Promissory Notes will be $3,279,000. The Junior Secured Creditors Promissory Notes will bear interest at the rate of 7% per annum. The Junior Secured Creditors Promissory Notes will have the following additional features: (i) interest will paid on the Junior Secured Creditors Promissory Notes on a quarterly basis, (ii)the Junior
Secured Creditors Promissory Notes will have a term of six years and prepayments may be made without any penalty, and (iii) the following mandatory principal payments will be made: $550,000 at the end of each of years 2, 3, 4 and 5, and the remaining principal balance of $1,079,000 and any unpaid interest will be due and payable at the end of the six-year term. The Junior Secured Creditors Promissory Notes will be secured by a lien (the "Junior Secured Creditors Lien") against substantially all assets of the Reorganized Debtor (excluding real property leases). The obligations to and the lien securing the Junior Secured Creditor Promissory Notes will at all times be junior and subordinate to the obligations to and lien of Wells (if Wells provides the Reorganized Debtor with post-confirmation financing) or any other current replacement or future senior lender on terms acceptable to Wells or such other replacement lender, but will not be junior to any other liens.
         5. On the Effective Date, the Reorganized Debtor will pay $435,000 of the New Money Contribution (the "Unsecured Creditors New Money Contribution") into the Professional Fee Account for the benefit of professionals to the extent their allowed fees and expenses exceed
$600,000 and the balance for all holders of class 20 allowed claims (which is an increase by $35,000 from the $400,000 which was set forth in the Original
Plan). In the event that the allowed professional fees and expenses beyond any pre-petition retainers paid and the $750,000 paid out of the Professional Fee Account as described in more detail in Section IV(B)(1)of the Disclosure Statement exceed $600,000 (excluding any fees and expenses owing to FocalPoint), such allowed professional fees and expenses will be paid first from this $435,000, and the remainder of this $435,000 will be paid pro-rata to all holders of class 20 allowed claims. Additionally, the Reorganized Debtor will issue two unsecured promissory notes for the benefit of all holders of class 20 allowed claims. The first such promissory note (the "First Unsecured Creditors Promissory Note") will have a principal amount of $700,000, will accrue interest at the rate of 7% per annum, and will have a term of five years. The First Unsecured Creditors
Promissory Note will have the following additional features: (i) interest will be paid on a quarterly basis, (ii) prepayments may be made without penalty, and (iii) the following mandatory principal payments will be made: $100,000 at the end of both years 2 and 3 and $150,000 at the end of year 4, and the remaining principal balance of $350,000 and any unpaid interest will be due and payable at the end of the five-year term. The second such promissory note (the "Second Unsecured Creditors Promissory Note") will have a principal amount of $21,000, will bear interest at the rate of 7% per annum, and will have the following additional features: (i) interest will paid on the Second Unsecured Creditors Promissory Note on a quarterly basis, (ii) the Second Unsecured Creditors Promissory Note will have a term of six years and prepayments may be made without any penalty, and
(iii) the entire principal balance of $21,000 and any unpaid interest will be due and payable at the end of the six-year term. All payments made on account of the First Unsecured Creditors Promissory Note and the Second Unsecured Creditors Promissory Note will be distributed by the Reorganized Debtor to all holders of class 20 allowed claims on a pro-rata basis. The obligations of the Reorganized Debtor under the First Unsecured Creditors Promissory Note and the Second Unsecured Creditors Promissory Note will at all times be junior and subordinate to the obligations to and lien of Wells
(if Wells provides the Reorganized Debtor with post-confirmation financing) or any other current replacement or future senior lender and the obligations to and lien of the Junior Secured Creditors.
         6. On the Effective Date, the Reorganized Debtor will pay $600,000 of the New Money Contribution into the Professional Fee Account maintained by LNBRB to be used to pay the allowed professional fees and expenses beyond those which have already been paid out of the Professional
Fee Account and exclusive of any allowed fees and expenses owing to FocalPoint as ordered by the Bankruptcy Court. On the later of the Effective Date and the date such claims are allowed by the Bankruptcy Court, the Reorganized Debtor will also pay any allowed fees and expenses owing to FocalPoint, all allowed amounts needed to cure any delinquencies in connection with the assumption and assignment of any unexpired leases or executory contracts, and any allowed expense reimbursement of up to $60,000 to Jim Argyropoulos to reimburse him for his actual out-of-pocket expenses incurred in connection with the Original Plan as provided by the Bankruptcy Court.
         7. The balance of the New Money Contribution remaining after the Effective Date cash payments which are required to be paid under this Plan will be deposited into the Reorganized Debtor's bank account and will constitute the Reorganized Debtor's initial working capital.
         8. On or before June 30, 2004, each of the Junior Secured Creditors shall have a one time right to (i) exchange all or a portion of the then unpaid principal balance of their Junior Secured Creditors Promissory Note for BDH common stock at an exchange price of $4.35 per share, and/or
(ii) put up to 50% of the then outstanding principal balance of the Junior Secured Creditors Promissory Note to BDH for cash equal to 80% of that portion of the principal balance of the Junior Secured Creditors Promissory Note which is to be put to BDH.
         9. On or before June 30, 2004, the unsecured creditors acting through the Post-Confirmation Committee shall have a one time right to (i) exchange all or any portion of the then unpaid principal balance of the First Unsecured Creditors Promissory Note for BDH common stock at an exchange price of $4.35 per share, and/or (ii) put up to 100% of the then outstanding principal balance of the First Unsecured Creditors Promissory Note to the Reorganized Debtor for cash equal to 80% of that portion of the principal balance of the First Unsecured Creditors Promissory Note which is to be put to the Reorganized Debtor.
         10. On or before June 30, 2004, the unsecured creditors acting through the Post-Confirmation Committee shall have a one time right to (i) exchange all or a portion of then unpaid principal balance of the Second Unsecured Creditors Promissory Note for BDH common stock at an exchange price of $4.35 per share, and/or (ii) put up to 100% of the then outstanding principal balance of the Second Unsecured Creditors Promissory Note to BDH for cash equal to 80% of that portion of the principal balance of the Second Unsecured Creditors Promissory Note which has been put to BDH.
         11.      On or before June 30, 2004, the then holders of Junior
Secured Creditors Stock (based upon their individual pro rata share) shall each have a one time right to (i) exchange all such Junior Secured Creditors Stock for BDH common stock at an exchange price of $4.35 per share using the agreed upon value of $645,000 for all of the Junior Secured Creditors Stock, or (ii) put all such Junior Secured Creditors Stock to the Reorganized Debtor for cash using the agreed upon value of $645,000 for all of the Junior Secured Creditors Stock.
         12. In addition to the foregoing, the Debtors' estate (or successor thereto) shall retain free and clear of any interests of BDH or the Reorganized Debtor (i) all proceeds received by the Debtors from the sale of the Debtors' leases which have already closed or close by the time of confirmation of this Plan (collectively, the "Lease Sale Proceeds"), and
(ii) the right to pursue and retain any funds (the "Class Action Recovery Funds") recovered or to be recovered from Callahan, McCune & Willis or others in connection with the class action suit (the "Class Action Suit") that was previously filed against the Debtors and for which the Debtors made partial settlement payments prior to the Debtors' bankruptcy filings. The Reorganized Debtor will retain all other causes of action, including all avoidance causes of action (other than the Class Action Suit), and the Reorganized Debtor agrees that it will not pursue any such avoidance causes of action.
         13. In connection with the rights granted to holders of the Junior Secured Creditors Promissory Notes, the Junior Secured Creditors Stock, the First Unsecured Creditors Promissory Note and the Second Unsecured Creditors Promissory Note to exchange their respective claims or interests for common stock of BDH, BDH will obtain on or before the Effective Date a reasoned legal opinion that such exchange rights and the BDH common stock issuable pursuant thereto may be offered and sold to such creditors without registration under the Securities Act of 1933 and such stock may be offered and sold by such creditors without registration under the Securities Act of 1933, assuming that none of such creditors is an "underwriter" as defined in Section 1145(b) of the Bankruptcy Code.
         14. In complete settlement, satisfaction and resolution of any and all claims or causes of action regarding insiders, subordination of claims, recharacterization of debt, or otherwise arising between the Creditors Committee and the Junior Secured Creditors, the Creditors
Committee and the Junior Secured Creditors have agreed to allocate the additional consideration realized over the original stalking horse bid contained in the Original Plan as follows: seven percent (7%) to the general unsecured creditors and ninety-three percent (93%) to the Junior Secured Creditors. This allocation is binding upon all classes of creditors under this Plan and such allocation has already been taken into account with respect to the various treatment of creditors as described above.

           III. CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

A.       What Creditors and Interest Holders Will Receive Under this Plan

         As required by the Bankruptcy Code, this Plan classifies claims and interests in various classes according to their right to priority. This Plan states whether each class of claims or interests is impaired or unimpaired. This Plan provides the treatment each class will receive.

B.       Unclassified Claims

         Certain types of claims are not placed into voting classes; instead they are unclassified. They are not considered impaired and they do not vote on this Plan because they are automatically entitled to specific treatment provided for them in the Bankruptcy Code. As such, the Debtors have not placed the following claims in a class.

1.       Administrative Expenses

                  Administrative expenses are claims for costs or expenses of administering the Debtors' Chapter 11 cases which are allowed under Bankruptcy Code Section 507(a)(1). The Bankruptcy Code requires that all administrative claims be paid on the Effective Date unless a particular claimant agrees to a different treatment.
         In accordance with the debtor-in-possession financing which was approved by the Bankruptcy Court, the Debtors made a weekly deposit into a professional fee account (the "Professional Fee Account"). The
Professional Fee Account was maintained by LNBRB. Pursuant to an order of the Bankruptcy Court, the funds in the Professional Fee Account were disbursed by LNBRB monthly to all of the professionals employed in these cases
(excluding FocalPoint and the Debtors' accountant) on a pro rata basis. Pursuant to the debtor-in-possession financing which was approved by the Bankruptcy Court, a total of $750,000 was funded into the Professional Fee Account and disbursed to the professionals.
         LNBRB made the first monthly  disbursement  on or about
September 30, 2003, at which time LNBRB disbursed a total of $350,000 out of the Professional Fee Account for fees and expenses incurred through August 31, 2003 as follows:
         1.       LNBRB - $182,637.02
         2.       Renaissance Partners, L.C. - $13,129.18
         3.       Deloitte & Touche, LLP - $32,092.47
         4.       Kronish Lieb Weiner & Hellman LLP - $81,979.10
         5.       Klee, Tuchin, Bogdanoff & Stern LLP - $40,162.23
         The foregoing five professionals had requested payment of a total of $420,867.94 for fees and expenses incurred through August 31, 2003
(after taking into account a 20% holdback for fees).
         LNBRB made the second monthly disbursement on or about October 31, 2003, at which time LNBRB disbursed a total of $150,000 out of the Professional Fee Account for fees and expenses incurred through September
30, 2003 as follows:
         1.       LNBRB - $81,688.56
         2.       Renaissance Partners, L.C. - $4,064.91
         3.       Deloitte & Touche, LLP - $9,578.62
         4.       Kronish Lieb Weiner & Hellman LLP - $37,622.78
         5.       Klee, Tuchin, Bogdanoff & Stern LLP - $17,045.13
         The foregoing five professionals had requested payment of a total of $217,435.14 for fees and expenses incurred through September 30, 2003 (after taking into account a 20% holdback for fees).
         LNBRB made the third monthly disbursement on or about November 30, 2003, at which time LNBRB disbursed a total of $125,000 out of the Professional Fee Account for fees and expenses incurred through October 31, 2003 as follows:
         1.       LNBRB - $77,321.74
         2.       Renaissance Partners, L.C. - $6,834.12
         3.       Deloitte & Touche, LLP - $8,343.12
         4.       Kronish Lieb Weiner & Hellman LLP - $23,474.43
         5.       Klee, Tuchin, Bogdanoff & Stern LLP - $9,026.59
         The foregoing five professionals had requested payment of a total of $213,672.44 for fees and expenses incurred through October 31, 2003 (after taking into account a 20% holdback for fees).
         LNBRB made the fourth monthly disbursement on or about December 30, 2003, at which time LNBRB disbursed a total of $125,000 out of the Professional Fee Account for fees and expenses incurred through November 30, 2003 as follows:
         1.       LNBRB - $90,558.11
         2.       Renaissance Partners, L.C. - $0
         3.       Deloitte & Touche, LLP - $14,697.99
         4.       Kronish Lieb Weiner & Hellman LLP - $14,809.47
         5.       Klee, Tuchin, Bogdanoff & Stern LLP - $4,934.43
         The five professionals employed in these cases requested payment of a total of $136,672.88 for fees and expenses incurred through November 30, 2003 (after taking into account a 20% holdback for fees).
         The following chart lists all of the Debtors' projected outstanding and unpaid SS 507(a)(1) administrative claims and their treatment under this Plan. All of the figures set forth in the following chart represent the Debtors' estimate of the additional fees and expenses which will be owed by the Reorganized Debtor to such professionals after taking into account pre-petition retainers paid and the $750,000 which has been disbursed to such professionals from the Professional Fee Account.

        ==================================== ================================= =================================
        Name                                 Amount Owed                       Treatment
        ------------------------------------ --------------------------------- ---------------------------------
        ------------------------------------ --------------------------------- ---------------------------------
        Clerk's Office Fees                  $0                                Paid in full on the Effective
                                                                               Date by the Reorganized Debtor
        ------------------------------------ --------------------------------- ---------------------------------
        Office of the U.S. Trustee           $0                                Paid in full on the Effective
        Fees                                                                   Date by the Reorganized Debtor
        ------------------------------------ --------------------------------- ---------------------------------
        Kronish Lieb Weiner & Hellman LLP,   $250,000 (est.) in excess of      Paid in full out of the
        general counsel to the Committee     fees and expenses paid during     Professional Fee Account on the
                                             the Chapter 11 cases out of the   later of the Effective Date and
                                             Professional Fee Account          the date the Bankruptcy Court
                                                                               enters an order allowing such
                                                                               fees and expenses
        ------------------------------------ --------------------------------- ---------------------------------
        Klee,  Tuchin,  Bogdanoff  &  Stern  $108,000 (est.) in excess of      Paid in full out of the
        LLP,    local    counsel   to   the  fees and expenses paid during     Professional Fee Account on the
        Committee                            the Chapter 11 cases out of the   later of the Effective Date and
                                             Professional Fee Account          the date the Bankruptcy Court
                                                                               enters an order allowing such
                                                                               fees and expenses
        ------------------------------------ --------------------------------- ---------------------------------
        Deloitte & Touche,  LLP,  financial  $85,000 (est.) in excess of       Paid in full out of the
        advisor to the Committee             fees and expenses paid during     Professional Fee Account on the
                                             the Chapter 11 cases out of the   later of the Effective Date and
                                             Professional Fee Account          the date the Bankruptcy Court
                                                                               enters an order allowing such
                                                                               fees and expenses
        ------------------------------------ --------------------------------- ---------------------------------
        ------------------------------------ --------------------------------- ---------------------------------
        Levene,  Neale,  Bender,  Rankin  &  $400,000 (est.) in excess of      Paid in full out of the
        Brill  L.L.P.,  bankruptcy  counsel  LNBRB's pre-petition retainer     Professional Fee Account on the
        to the Debtors                       balance existing at the time of   later of the Effective Date and
                                             the Debtors' bankruptcy filings   the date the Bankruptcy Court
                                             and the fees and expenses paid    enters an order allowing such
                                             during the Chapter 11 cases out   fees and expenses
                                             of the Professional Fee
                                             Account
        ------------------------------------ --------------------------------- ---------------------------------
        ------------------------------------ --------------------------------- ---------------------------------
        Renaissance   Partners,     L.C.,    $80,000 (est.) in excess of       Paid in full out of the
        financial advisors to the Debtor     Renpar's pre-petition retainer    Professional Fee Account on the
                                             balance existing at the time of   later of the Effective Date and
                                             the Debtors' bankruptcy filings   the date the Bankruptcy Court
                                             and the fees and expenses paid    enters an order allowing such
                                             during the Chapter 11 cases out   fees and expenses
                                             of the Professional Fee  Account
        ==================================== ================================= =================================
        ------------------------------------ --------------------------------- ---------------------------------
        David  A.  Stevens,  accountant  to  $3,000 as the Debtors  intend to  Paid in full out of the
        the Debtors                          pay such  fees and  expenses  as  Professional Fee Account on the
                                             they   are   incurred   in   the  later of the Effective Date and
                                             ordinary  course of the Debtors'  the date the Bankruptcy Court
                                             business                          enters an order allowing such
                                                                               fees and expenses



        ==================================== ================================= =================================
        ------------------------------------ --------------------------------- ---------------------------------
        FocalPoint    Partners,    LLC    -  Unknown   because  it  is  based  Paid in full by the Reorganized
        investment banker to the Debtors.    upon the  outcome  of the  final  Debtor on the later of the
                                             transaction which consummates.    Effective Date and the date the
                                                                               Bankruptcy Court enters an
                                                                               order allowing such fees and
                                                                               expenses.


        ==================================== ================================= =================================
        ------------------------------------ --------------------------------- ---------------------------------
        Post-Petition Non-Professional Fee   Accounts   payable   and   other  Assumed and paid in full by the
        Administrative Claims                accrued  expenses   incurred  in  Reorganized Debtor in the
                                             the   ordinary   course  of  the  ordinary course of the
                                             Debtors' business.                Reorganized Debtor's business
                                                                               or following order of the
                                                                               Bankruptcy Court if a dispute
                                                                               exists between the Reorganized
                                                                               Debtor and the administrative
                                                                               claim holder
        ==================================== ================================= =================================
        ------------------------------------ --------------------------------- ---------------------------------
        TOTAL                                $926,000 est.  excluding any fee  Paid in full in the manner
                                             owing   to   FocalPoint   or  to  described above
                                             accounts  payable assumed by the
                                             Reorganized Debtor
        ------------------------------------ --------------------------------- ---------------------------------

         Bankruptcy Court Approval of Fees Required:
         -------------------------------------------
         The Bankruptcy  Court must approve all  professional  fees and expenses listed in this chart before they may be paid. For all professional fees and expenses except fees owing to the Clerk of the Bankruptcy Court and fees owing to the Office of the United States Trustee, the professional in question must file and serve a properly noticed fee application and the Bankruptcy Court must rule on the application. Only the amount of fees and expenses allowed by the Bankruptcy Court will be required to be paid under this Plan. The administrative claim amounts set forth above simply represent the Debtors' best estimate as to what the amount of allowed administrative claims will be in these cases. The actual administrative claims may be higher or lower. By voting to accept this Plan, creditors are not acknowledging the validity of, or consenting to the amount of, any of these administrative claims, and creditors are not waiving any of their rights to object to the allowance of any of these administrative claims. As described above, the  Reorganized  Debtor  will not be  required  to pay more  than  $600,000 on account of the allowed fees and expenses of the professionals which have been employed in these cases, exclusive of any fees and expenses which the Bankruptcy Court awards to FocalPoint. To the extent the allowed fees and expenses of the professionals which have been employed in these cases exclusive of FocalPoint exceed $600,000 (after taking into account pre-petition retainers paid and the $750,000 which has been disbursed to such professionals from the Professional Fee Account), the difference will be paid out of the Unsecured Creditors New Money Contribution. LNBRB will cause all allowed professional fees and expenses to be paid out of the $1,035,000 to be paid into the Professional Fee Account by the Reorganized Debtor on the Effective Date (comprised of the $600,000 designated for allowed professional fees and expenses plus the $435,000 Unsecured Creditors New Money Contribution). After LNBRB has caused all allowed professional fees and expenses to be paid out of the $1,035,000 to be paid into the Professional Fee Account by the Reorganized Debtor on the Effective
Date, LNBRB will turn over the remaining  balance to the Reorganized
Debtor who will hold such funds in a segregated interest bearing account for the benefit of class 20 claim holders.
         All administrative claims (i.e., post-bankruptcy claims including outstanding professional fees and expenses and any fees and expenses owing to the Bankruptcy Court and the Office of the United States Trustee) which are either consented to by the Debtors or allowed by Bankruptcy Court order will either be assumed by the Reorganized Debtor and paid in the ordinary course of the Reorganized Debtor's business or paid by the Reorganized
Debtor when allowed by Bankruptcy Court order, except allowed fees and expenses of professionals which have been employed in the Debtors' Chapter 11 cases, exclusive of any fees and expenses of FocalPoint, which the Reorganized Debtor will pay in the amount allowed by the Bankruptcy Court with the Reorganized Debtor reserving all of its rights to object to any fees and expenses requested by FocalPoint and to object to any other administrative claim asserted against the Debtors.

        2.       Priority Tax Claims

         Priority tax claims include certain unsecured income, employment and other taxes described by Section 507(a)(8) of the Bankruptcy Code. The Bankruptcy Code requires that each holder of such a Section 507(a)(8) priority tax claim receive the present value of such claim in deferred cash payments, over a period not exceeding six years from the date of the assessment of such tax. The Debtors estimate that there are a total of approximately $571,973.16 of pre-petition sales taxes which the Debtors believe are entitled to priority under Section 507 of the Bankruptcy Code. The Debtors are not aware of any other priority tax claims. All allowed
Section 507(a)(8) priority tax claims will be paid in full with interest at the rate of six (6) percent (6%) per annum (or such other rate of interest as determined by the Bankruptcy Court) over a period of six years from the date of assessment of such tax claims, with such payments to be made on an annual basis.
        C.       Classified Claims and Interests

                1.       Classes of Secured Claims
                  Secured claims are claims secured by liens on property of the estate. Wells is not impaired under this Plan and is therefore deemed to have voted to accept this Plan. Junior Secured Creditors (Classes 2 through 18, inclusive) had the right to accept the treatment offered them under the Original Plan or to elect cramdown treatment if they timely voted to reject the Original Plan. The Original Plan provided that Junior Secured Creditors who did not timely vote on the Original Plan would be deemed to have voted to accept the Original Plan. All of the Junior Secured Creditors either voted to accept the Original Plan or did not timely vote on the Original Plan and therefore are deemed to have voted to accept the Original Plan. The following charts set forth the description and treatment of each of the Debtors' known secured claims.



              =============== ============================= ================== =======================================
        CLASS #         DESCRIPTION                   IMPAIRED                  TREATMENT
                                                       (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              1         The allowed secured claim     NotImpaired;              Pursuant to the Bankruptcy Court
                        of Wells                      allowed claim             order approving the post-petition
                                                      in                        financing provided to the Debtors by
                        Because the Debtors pay all   this                      Wells, the Debtors are required to
                        of their sales proceeds to    class                     pay Wells in cash in full on the
                        Wells and borrow money from   is not  entitled to       Effective Date unless Wells agrees to
                        Wells on a daily basis, the   vote                      the contrary.  As described above,
                        Debtors' outstanding          on                        BDH has requested Wells to provide
                        indebtedness owing to Wells   this Plan.                the Reorganized Debtor with
                        changes on a daily basis.                               post-confirmation financing.  If
                        On October 31, 2003, the                                Wells is unwilling to provide the
                        outstanding indebtedness                               Reorganized Debtor with
                        owing to Wells was                                      post-confirmation financing, the
                        $9,363,883.60.  As set                                  Reorganized Debtor will obtain an
                        forth in Exhibit "F" to the                             alternative lender to provide the
                        Disclosure Statement, the                               Reorganized Debtor with
                        Debtors estimate that the                               post-confirmation financing, and the
                        outstanding indebtedness                                Reorganized Debtor will pay the
                        owing to Wells on January                               outstanding indebtedness owing to
                        31, 2004 will be                                        Wells on the Effective Date in cash
                        approximately $5,598,685                                in full out of the refinancing
                        (which is a substantially                               proceeds.
                        reduced sum from the
                        average loan balance during
                        the year resulting from
                        payment of the Debtors'
                        holiday sales proceeds to
                        Wells).
        --------------- ----------------------------- ------------------ ---------------------------------------



        =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                        IMPAIRED             TREATMENT
                                                          (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              2         The allowed secured claim     Impaired;allowed   On the Effective Date, RR Growth will
                        of RR Growth                  claim              receive its pro rata share of the
                                                      in                 Junior Secured Creditors New Money
                        The total secured claim of    this               Contribution (the "RR Growth Cash
                        RR Growth is approximately    class              Distribution").  This pro rata share
                        $3,192,551, including         was entitled       will be computed by dividing the
                        accrued interest up until     to vote            total secured claim of RR Growth by
                        the date of the Debtors'      on                 the total amount of secured claims
                        bankruptcy filings.           this Plan.         held by all of the Junior Secured
                        However, under Section                           Creditors after subtracting the
                        506(c) of the Bankruptcy                         payment of the SCI Stock Proceeds
                        Code, the claim of RR                            from the amount of secured claims
                        Growth is treated as                             held by the $2.5 Million Junior
                        secured only up to the                           Secured Creditors (the "RR Growth
                        value of the collateral                          Percentage") and multiplying the RR
                        which secures that claim                         Growth Percentage by $1,265,000.  The
                        and is treated as a general                      Debtors estimate that the RR Growth
                        unsecured claim (i.e.,                           Cash Distribution will be in the
                        class 20) for the balance.                       amount of $470,780.

                        All of the Junior Secured                        In addition to the RR Growth Cash
                        Creditors are on a pari                          Distribution, RR Growth will receive
                        passu basis with respect to                      (i) a promissory note from the
                        the collateral which                             Reorganized Debtor (the "RR Growth
                        secures their claims (the                        Promissory Note") with a principal
                        "Junior Secured Creditors                        amount equal to the figure obtained
                        Collateral"), except with                        by multiplying the RR Growth Share
                        respect to the SCI Stock                         Percentage by $3,279,000, which
                        Proceeds as described                            amount is estimated to be $1,220,358
                        above, and subject to the                        and (ii) a pro-rata number of shares
                        senior lien of Wells.                            of the Junior Secured Creditors Stock
                                                                         determined by multiplying the RR
                                                                         Growth Percentage by the total number
                                                                         of all shares of Junior Secured
                                                                         Creditors Stock to be issued to all
                                                                         Junior Secured Creditors.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------

                                                                         The RR Growth Promissory Note will
                                                                         have the following additional
                                                                         features: (i) the RR Growth
                                                                         Promissory Note will bear interest at
                                                                         the rate of 7% per annum, (ii)
                                                                         interest will be paid on the RR
                                                                         Growth Promissory Note on a quarterly
                                                                         basis, (iii) the RR Growth Promissory
                                                                         Note will have a term of six years,
                                                                         (iv) prepayments may be made without
                                                                         any penalty, and (v) RR Growth would
                                                                         receive its pro rata share of the
                                                                         following mandatory principal
                                                                         payments which will be made in the
                                                                         aggregate to all Junior Secured
                                                                         Creditors: $550,000 at the end of
                                                                         each of years 2, 3, 4 and 5 and the
                                                                         remaining principal balance of
                                                                         $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.


        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The Reorganized Debtor's obligations
                                                                         to RR Growth under the RR Growth
                                                                         Promissory Note will be secured by
                                                                         the Junior Secured Creditors Lien.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, the RR
                                                                         Growth shall have a one time right to
                                                                         (i) exchange all or a portion of the
                                                                         then unpaid principal balance of the
                                                                         RR Growth Promissory Note for BDH
                                                                         common stock at an exchange price of
                                                                         $4.35 per share, and/or (ii) put up
                                                                         to 50% of the then outstanding
                                                                         principal balance of the RR Growth
                                                                         Promissory Note to BDH for cash equal
                                                                         to 80% of that portion of the
                                                                         principal balance of the RR Growth
                                                                         Promissory Note which has been put to
                                                                         BDH.

                                                                         On or before June 30, 2004, RR Growth
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.

                                                                         The foregoing treatment of RR
                                                                         Growth's class 2 claim shall be in
                                                                         full settlement and satisfaction of
                                                                         such class 2 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------


        =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                   IMPAIRED                   TREATMENT
                                                      (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              3         The allowed secured claim     Impaired; allowed  On the Effective Date, Stratford will
                        of Stratford                  claim              receive its pro rata share of the
                                                      in                 Junior Secured Creditors New Money
                        The total secured claim of    this               Contribution (the "Stratford Cash
                        Stratford is approximately    class              Distribution").  This pro rata share
                        $3,192,551, including         was  entitled      will be computed by dividing the
                        accrued interest up until     to vote            total secured claim of Stratford by
                        the date of the Debtors'      on                 the total amount of secured claims
                        bankruptcy filings.           this Plan.         held by all of the Junior Secured
                        However, under Section                           Creditors after subtracting the
                        506(c) of the Bankruptcy                         payment of the SCI Stock Proceeds
                        Code, the claim of                               from the amount of secured claims
                        Stratford is treated as                          held by the $2.5 Million Junior
                        secured only up to the                           Secured Creditors (the "Stratford
                        value of the collateral                          Percentage") and multiplying the
                        which secures that claim                         Stratford Percentage by $1,265,000.
                        and is treated as a general                      The Debtors estimate that the
                        unsecured claim (i.e.,                           Stratford Cash Distribution will be
                        class 20) for the balance.                       in the amount of $470,780.

                        All of the Junior Secured                        In addition to the Stratford Cash
                        Creditors are on a pari                          Distribution, Stratford will receive
                        passu basis with respect to                      (i) a promissory note from the
                        the Junior Secured                               Reorganized Debtor (the "Stratford
                        Creditors Collateral,                            Promissory Note") with a principal
                        except with respect to the                       amount equal to the figure obtained
                        SCI Stock Proceeds as                            by multiplying the Stratford
                        described above, and                             Percentage by $3,279,000, which
                        subject to the senior lien                       amount is estimated to be $1,220,358
                        of Wells.                                        and (ii) a pro-rata number of shares
                                                                         of the Junior Secured Creditors Stock
                                                                         determined by multiplying
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         the Stratford Percentage by the total
                                                                         number of all shares of Junior
                                                                         Secured Creditors Stock to be issued
                                                                         to all Junior Secured Creditors.

                                                                         The Stratford Promissory Note will
                                                                         have the following additional
                                                                         features: (i) the Stratford
                                                                         Promissory Note will bear interest at
                                                                         the rate of 7% per annum, (ii)
                                                                         interest will be paid on the
                                                                         Stratford Promissory Note on a
                                                                         quarterly basis, (iii) the Stratford
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Stratford would receive its pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

                                                                         The Reorganized Debtor's obligations
                                                                         to Stratford under the Stratford
                                                                         Promissory Note will be secured by
                                                                         the Junior Secured Creditors Lien.

                                                                         On or before June 30, 2004, Stratford
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the
                                                                         Stratford Promissory Note for BDH
                                                                         common stock at an exchange price of
                                                                         $4.35 per share, and/or (ii) put up
                                                                         to 50% of the then outstanding
                                                                         principal balance of the Stratford
                                                                         Promissory Note to BDH for cash equal
                                                                         to 80% of that portion of the
                                                                         principal balance of the Stratford
                                                                         Promissory Note which has been put to
                                                                         BDH.

                                                                         On or before June 30, 2004, Stratford
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.


        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The foregoing treatment of
                                                                         Stratford's class 3 claim shall be in
                                                                         full settlement and satisfaction of
                                                                         such class 3 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------


        =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                        IMPAIRED      TREATMENT
                                                              (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              4         The allowed secured claim     Impaired;allowed   On the Effective Date, Cornerstone
                        of Cornerstone                claim              will receive its pro rata share of
                                                      in                 the $610,000 SCI Stock Proceeds (the
                        The total secured claim of    this               "Cornerstone SCI Stock Proceeds
                        Cornerstone is                class              Distribution").  This pro rata share
                        approximately $827,580,       was  entitled      will be computed by dividing the
                        including accrued interest    to vote            total secured claim of Cornerstone by
                        up until the date of the      on                 the total amount of the secured
                        Debtors' bankruptcy           this Plan.         claims held by the $2.5 Million
                        filings.  However, under                         Junior Secured Creditors  (the
                        Section 506(c) of the                            "Cornerstone Percentage") and
                        Bankruptcy Code, the claim                       multiplying the Cornerstone
                        of Cornerstone is treated                        Percentage by $610,000.  The Debtors
                        as secured only up to the                        estimate that the Cornerstone SCI
                        value of the collateral                          Stock Proceeds Distribution will be
                        which secures that claim                         in the amount of $180,100.
                        and is treated as a general
                        unsecured claim (i.e.,                           On the Effective Date, Cornerstone
                        class 20) for the balance.                       will also receive its pro rata share
                                                                         of the Junior Secured Creditors New
                        All of the Junior Secured                        Money Contribution (the "Cornerstone
                        Creditors are on a pari                          Cash Distribution").  This pro rata
                        passu basis with respect to                      share would be computed by
                        the Junior Secured                               multiplying the Cornerstone
                        Creditors Collateral,                            Percentage by $1,265,000.  The
                        except with respect to the                       Debtors estimate that the Cornerstone
                        SCI Stock Proceeds as                            Cash Distribution will be in the
                        described above, and                             amount of $95,482.
                        subject to the senior lien
                        of Wells.                                        In addition to the Cornerstone SCI
                                                                         Stock Proceeds Distribution and the
                                                                         Cornerstone Cash
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         Distribution, Cornerstone will
                                                                         receive (i) a promissory note from
                                                                         the Reorganized Debtor (the
                                                                         "Cornerstone Promissory Note") with a
                                                                         principal amount equal to the figure
                                                                         obtained by multiplying the
                                                                         Cornerstone Percentage by $3,279,000,
                                                                         which amount is estimated to be
                                                                         $247,500 and (ii) a pro-rata number
                                                                         of shares of the Junior Secured
                                                                         Creditors Stock determined by
                                                                         multiplying the Cornerstone Share
                                                                         Percentage by the total number of all
                                                                         shares of Junior Secured Creditors
                                                                         Stock to be issued to all Junior
                                                                         Secured Creditors.

                                                                         The Cornerstone Promissory Note will
                                                                         have the following additional
                                                                         features: (i) the Cornerstone
                                                                         Promissory Note will bear interest at
                                                                         the rate of 7% per annum, (ii)
                                                                         interest will be paid on the
                                                                         Cornerstone Promissory Note on a
                                                                         quarterly basis, (iii) the
                                                                         Cornerstone Promissory Note will have
                                                                         a term of six years, (iv) prepayments
                                                                         may be made without any penalty, and
                                                                         (v) Cornerstone would receive its pro
                                                                         rata share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The Reorganized Debtor's obligations
                                                                         to Cornerstone under the Cornerstone
                                                                         Promissory Note will be secured by
                                                                         the Junior Secured Creditors Lien.

                                                                         On or before June 30, 2004,
                                                                         Cornerstone shall have a one time
                                                                         right to (i) exchange all or a
                                                                         portion of the then unpaid principal
                                                                         balance of the Cornerstone Promissory
                                                                         Note for BDH common stock at an
                                                                         exchange price of $4.35 per share,
                                                                         and/or (ii) put up to 50% of the then
                                                                         outstanding principal balance of the
                                                                         Cornerstone Promissory Note to BDH
                                                                         for cash equal to 80% of that portion
                                                                         of the principal balance of the
                                                                         Cornerstone Promissory Note which has
                                                                         been put to BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004,
                                                                         Cornerstone shall have the right to
                                                                         (i) exchange all then owned shares of
                                                                         Junior Secured Creditors Stock into
                                                                         BDH common stock at a conversion
                                                                         price of $4.35 per share using a
                                                                         valuation of $645,000 for all of the
                                                                         Junior Secured Creditors Stock, or
                                                                         (ii) put all then owned shares of
                                                                         Junior Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.

                                                                         The foregoing treatment of
                                                                         Cornerstone's class 4 claim shall be
                                                                         in full settlement and satisfaction
                                                                        of such class 4 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------

    =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                        IMPAIRED      TREATMENT
                                                            (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              5         The allowed secured claim     Impaired;allowed   On the Effective Date, Provender will
                        of Provender                  claim              receive its pro rata share of the
                                                      in                 $610,000 SCI Stock Proceeds (the
                        The total secured claim of    this               "Provender SCI Stock Proceeds
                        Provender is approximately    class              Distribution").  This pro rata share
                        $241,825, including accrued   is  entitled       will be computed by dividing the
                        interest up until the date    to vote            total secured claim of Provender by
                        of the Debtors' bankruptcy    on                 the total amount of the secured
                        filings.  However, under      this Plan.         claims held by the $2.5 Million
                        Section 506(c) of the                            Junior Secured Creditors  (the
                        Bankruptcy Code, the claim                       "Provender Percentage") and
                        of Provender is treated as                       multiplying the Provender Percentage
                        secured only up to the                           by $610,000.  The Debtors estimate
                        value of the collateral                          that the Provender SCI Stock Proceeds
                        which secures that claim                         Distribution will be in the amount of
                        and is treated as a general                      $52,627.
                        unsecured claim (i.e.,
                        class 20) for the balance.                       On the Effective Date, Provender will
                                                                         also receive its pro rata share of
                        All of the Junior Secured                        the Junior Secured Creditors New
                        Creditors are on a pari                          Money Contribution (the "Provender
                        passu basis with respect to                      Cash Distribution").  This pro rata
                        the Junior Secured                               share would be computed by
                        Creditors Collateral,                            multiplying the Provender Percentage
                        except with respect to the                       by $1,265,000.  The Debtors estimate
                        SCI Stock Proceeds as                            that the Provender Cash Distribution
                        described above, and                             will be in the amount of $27,901.
                        subject to the senior lien
                        of Wells.



        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         In addition to the Provender SCI
                                                                         Stock Proceeds Distribution and the
                                                                         Provender Cash Distribution,
                                                                         Provender will receive (i) a
                                                                         promissory note from the Reorganized
                                                                         Debtor (the "Provender Promissory
                                                                         Note") with a principal amount equal
                                                                         to the figure obtained by multiplying
                                                                         the Provender Percentage by
                                                                         $3,279,000, which amount is estimated
                                                                         to be $72,322 and (ii) a pro-rata
                                                                         number of shares of the Junior
                                                                         Secured Creditors Stock determined by
                                                                         multiplying the Provender Percentage
                                                                         by the total number of all shares of
                                                                         Junior Secured Creditors Stock to be
                                                                         issued to all Junior Secured
                                                                         Creditors.

                                                                         The Provender Promissory Note will
                                                                         have the following additional
                                                                         features: (i) the Provender
                                                                         Promissory Note will bear interest at
                                                                         the rate of 7% per annum, (ii)
                                                                         interest will be paid on the
                                                                         Provender Promissory Note on a
                                                                         quarterly basis, (iii) the Provender
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Provender would receive its pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

                                                                         The Reorganized Debtor's obligations
                                                                         to Provender under the Provender
                                                                         Promissory Note will be secured by
                                                                         the Junior Secured Creditors Lien.

                                                                         On or before June 30, 2004, Provender
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the
                                                                         Provender Promissory Note for BDH
                                                                         common stock at an exchange price of
                                                                         $4.35 per share, and/or (ii) put up
                                                                         to 50% of the then outstanding
                                                                         principal balance of the Provender
                                                                         Promissory Note to BDH for cash equal
                                                                         to 80% of that portion of the
                                                                         principal balance of the Provender
                                                                         Promissory Note which has been put to
                                                                         BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Provender
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.





        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The foregoing treatment of
                                                                         Provender's class 5 claim shall be in
                                                                         full settlement and satisfaction of
                                                                         such class 5 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------


        =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                     IMPAIRED               TREATMENT
                                                        (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
           6            The allowed secured claim     Impaired;allowed   On the Effective Date, Jim will
                        of Jim                        claim              receive his pro rata share of the
                                                      in                 $610,000 SCI Stock Proceeds (the "Jim
                        The total secured claim of    this               SCI Stock Proceeds Distribution").
                        Jim is approximately          class              This pro rata share will be computed
                        $765,251, including accrued   was entitled       by dividing Jim's total secured claim
                        interest up until the date    to vote            by the total amount of the secured
                        of the Debtors' bankruptcy    on                 claims held by the $2.5 Million
                        filings.  However, under      this Plan.         Junior Secured Creditors  (the "Jim
                        Section 506(c) of the                            Percentage") and multiplying the Jim
                        Bankruptcy Code, the claim                       Percentage by $610,000.  The Debtors
                        of Jim is treated as                             estimate that the Jim SCI Stock
                        secured only up to the                           Proceeds Distribution will be in the
                        value of the collateral                          amount of $166,536.
                        which secures that claim
                        and is treated as a general                      On the Effective Date, Jim will also
                        unsecured claim (i.e.,                           receive his pro rata share of the
                        class 20) for the balance.                       Junior Secured Creditors New Money
                                                                         Contribution (the "Jim Cash
                        All of the Junior Secured                        Distribution").  This pro rata share
                        Creditors are on a pari                          would be computed by multiplying the
                        passu basis with respect to                      Jim Percentage by $1,265,000.  The
                        the Junior Secured                               Debtors estimate that the Jim Cash
                        Creditors Collateral,                            Distribution will be in the amount of
                        except with respect to the                       $88,290.
                        SCI Stock Proceeds as
                        described above, and
                        subject to the senior lien
                        of Wells.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         In addition to the Jim SCI Stock
                                                                         Proceeds Distribution and the Jim
                                                                         Cash Distribution, Jim will receive
                                                                         (i) a promissory note from the
                                                                         Reorganized Debtor (the "Jim
                                                                         Promissory Note") with a principal
                                                                         amount equal to the figure obtained
                                                                         by multiplying the Jim Percentage by
                                                                         $3,279,000, which amount is estimated
                                                                         to be $228,860 and (ii) a pro-rata
                                                                         number of shares of the Junior
                                                                         Secured Creditors Stock determined by
                                                                         multiplying the Jim Percentage by the
                                                                         total number of all shares of Junior
                                                                         Secured Creditors Stock to be issued
                                                                         to all Junior Secured Creditors.

                                                                         The Jim Promissory Note will have the
                                                                         following additional features: (i)
                                                                         the Jim Promissory Note will bear
                                                                         interest at the rate of 7% per annum,
                                                                         (ii) interest will be paid on the Jim
                                                                         Promissory Note on a quarterly basis,
                                                                         (iii) the Jim Promissory Note will
                                                                         have a term of six years, (iv)
                                                                         prepayments may be made without any
                                                                         penalty, and (v) Jim would receive
                                                                         his pro rata share of the following
                                                                         mandatory early principal payments
                                                                         which would be made in the aggregate
                                                                         to all Junior Secured Creditors if
                                                                         they all voted to accept this Plan:
                                                                         $550,000 at the end of each of years
                                                                         2, 3, 4 and 5 and the remaining
                                                                         principal balance of $1,079,000 and
                                                                         any unpaid interest will be due and
                                                                         payable at the end of the six-year
                                                                         term.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The Reorganized Debtor's obligations
                                                                         to Jim under the Jim Promissory Note
                                                                         will be secured by the Junior Secured
                                                                         Creditors Lien.

                                                                         On or before June 30, 2004, Jim shall
                                                                         have a one time right to (i) exchange
                                                                         all or a portion of the then unpaid
                                                                         principal balance of the Jim
                                                                         Promissory Note for BDH common stock
                                                                         at an exchange price of $4.35 per
                                                                         share, and/or (ii) put up to 50% of
                                                                         the then outstanding principal
                                                                         balance of the Jim Promissory Note to
                                                                         BDH for cash equal to 80% of that
                                                                         portion of the principal balance of
                                                                         the Jim Promissory Note which has
                                                                         been put to BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Jim shall
                                                                         have the right to (i) exchange all
                                                                         then owned shares of Junior Secured
                                                                         Creditors Stock into BDH common stock
                                                                         at a conversion price of $4.35 per
                                                                         share using a valuation of $645,000
                                                                         for all of the Junior Secured
                                                                         Creditors Stock, or (ii) put all then
                                                                         owned shares of Junior Secured
                                                                         Creditors Stock to the Reorganized
                                                                         Debtor for cash in the aggregate
                                                                         amount of $645,000 for all of the
                                                                         Junior Secured Creditors Stock.

                                                                         The foregoing treatment of Jim's
                                                                         class 6 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 6 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------


      =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                        IMPAIRED      TREATMENT
                                                                (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
           7            The allowed secured claim     Impaired;allowed   On the Effective Date, Harry will
                        of Harry Adler ("Harry")      claim              receive his pro rata share of the
                                                      in                 $610,000 SCI Stock Proceeds (the
                        The total secured claim of    this               "Harry SCI Stock Proceeds
                        Harry is approximately        class              Distribution").  This pro rata share
                        $111,138, including accrued   wasentitled        will be computed by dividing Harry's
                        interest up until the date    to vote            total secured claim by the total
                        of the Debtors' bankruptcy    on                 amount of the secured claims held by
                        filings.  However, under      this Plan.         the $2.5 Million Junior Secured
                        Section 506(c) of the                            Creditors  (the "Harry Percentage")
                        Bankruptcy Code, the claim                       and multiplying the Harry Percentage
                        of Harry is treated as                           by $610,000.  The Debtors estimate
                        secured only up to the                           that the Harry SCI Stock Proceeds
                        value of the collateral                          Distribution will be in the amount of
                        which secures that claim                         $24,186.
                        and is treated as a general
                        unsecured claim (i.e.,                           On the Effective Date, Harry will
                        class 20) for the balance.                       also receive his pro rata share of
                                                                         the Junior Secured Creditors New
                        All of the Junior Secured                        Money Contribution (the "Harry Cash
                        Creditors are on a pari                          Distribution").  This pro rata share
                        passu basis with respect to                      would be computed by multiplying the
                        the Junior Secured                               Harry Percentage by $1,265,000.  The
                        Creditors Collateral,                            Debtors estimate that the Harry Cash
                        except with respect to the                       Distribution will be in the amount of
                        SCI Stock Proceeds as                            $12,822.
                        described above, and
                        subject to the senior lien                       In addition to the Harry SCI Stock
                        of Wells.                                        Proceeds Distribution and the Harry
                                                                         Cash Distribution, Harry will receive
                                                                         (i) a promissory

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         note from the Reorganized Debtor (the
                                                                         "Harry Promissory Note") with a
                                                                         principal amount equal to the figure
                                                                         obtained by multiplying the Harry
                                                                         Percentage by $3,279,000, which
                                                                         amount is estimated to be $33,237 and
                                                                         (ii) a pro-rata number of shares of
                                                                         the Junior Secured Creditors Stock
                                                                         determined by multiplying the Harry
                                                                         Percentage by the total number of all
                                                                         shares of Junior Secured Creditors
                                                                         Stock to be issued to all Junior
                                                                         Secured Creditors.

                                                                         The Harry Promissory Note will have
                                                                         the following additional features:
                                                                         (i) the Harry Promissory Note will
                                                                         bear interest at the rate of 7% per
                                                                         annum, (ii) interest will be paid on
                                                                         the Harry Promissory Note on a
                                                                         quarterly basis, (iii) the Harry
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Harry would receive his pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

                                                                         The Reorganized Debtor's obligations
                                                                         to Harry under the Harry Promissory
                                                                         Note will be secured by the Junior
                                                                         Secured Creditors Lien.

                                                                         On or before June 30, 2004, Harry
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the Harry
                                                                         Promissory Note for BDH common stock
                                                                         at an exchange price of $4.35 per
                                                                         share, and/or (ii) put up to 50% of
                                                                         the then outstanding principal
                                                                         balance of the Harry Promissory Note
                                                                         to BDH for cash equal to 80% of that
                                                                         portion of the principal balance of
                                                                         the Harry Promissory Note which has
                                                                         been put to BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Harry
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.

                                                                         The foregoing treatment of Harry's
                                                                         class 7 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 7 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------



  =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                        IMPAIRED      TREATMENT
                                                            (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
           8            The allowed secured claim     Impaired;allowed   On the Effective Date, Milne will
                        of Greg Milne ("Milne")       claim              receive his pro rata share of the
                                                      in                 $610,000 SCI Stock Proceeds (the
                        The total secured claim of    this               "Milne SCI Stock Proceeds
                        Milne is approximately        class              Distribution").  This pro rata share
                        $11,114, including accrued    was  entitled      will be computed by dividing Milne's
                        interest up until the date    to vote            total secured claim by the total
                        of the Debtors' bankruptcy    on                 amount of the secured claims held by
                        filings.  However, under      this Plan.         the $2.5 Million Junior Secured
                        Section 506(c) of the                            Creditors  (the "Milne Percentage")
                        Bankruptcy Code, Milne's                         and multiplying the Milne Percentage
                        claim is treated as secured                      by $610,000.  The Debtors estimate
                        only up to the value of the                      that the Milne SCI Stock Proceeds
                        collateral which secures                         Distribution will be in the amount of
                        that claim and is treated                        $2,419.
                        as a general unsecured
                        claim (i.e., class 20) for                       On the Effective Date, Milne will
                        the balance.                                     also receive his pro rata share of
                                                                         the Junior Secured Creditors New
                        All of the Junior Secured                        Money Contribution (the "Milne Cash
                        Creditors are on a pari                          Distribution").  This pro rata share
                        passu basis with respect to                      would be computed by multiplying the
                        the Junior Secured                               Milne Percentage by $1,265,000.  The
                        Creditors Collateral,                            Debtors estimate that the Milne Cash
                        except with respect to the                       Distribution will be in the amount of
                        SCI Stock Proceeds as                            $1,282.
                        described above, and
                        subject to the senior lien                       In addition to the Milne SCI Stock
                        of Wells.                                        Proceeds Distribution and the Milne
                                                                         Cash Distribution,
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         Milne will receive (i) a promissory
                                                                         note from the Reorganized Debtor (the
                                                                         "Milne Promissory Note") with a
                                                                         principal amount equal to the figure
                                                                         obtained by multiplying the Milne
                                                                         Percentage by $3,279,000, which
                                                                         amount is estimated to be $3,324 and
                                                                         (ii) a pro-rata number of shares of
                                                                         the Junior Secured Creditors Stock
                                                                         determined by multiplying the Milne
                                                                         Percentage by the total number of all
                                                                         shares of Junior Secured Creditors
                                                                         Stock to be issued to all Junior
                                                                         Secured Creditors.

                                                                         The Milne Promissory Note will have
                                                                         the following additional features:
                                                                         (i) the Milne Promissory Note will
                                                                         bear interest at the rate of 7% per
                                                                         annum, (ii) interest will be paid on
                                                                         the Milne Promissory Note on a
                                                                         quarterly basis, (iii) the Milne
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Milne would receive its pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The Reorganized Debtor's obligations
                                                                         to Milne under the Milne Promissory
                                                                         Note will be secured by the Junior
                                                                         Secured Creditors Lien.

                                                                         On or before June 30, 2004, Milne
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the Milne
                                                                         Promissory Note for BDH common stock
                                                                         at an exchange price of $4.35 per
                                                                         share, and/or (ii) put up to 50% of
                                                                         the then outstanding principal
                                                                         balance of the Milne Promissory Note
                                                                         to BDH for cash equal to 80% of that
                                                                         portion of the principal balance of
                                                                         the Milne Promissory Note which has
                                                                        been put to BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Milne
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.

                                                                         The foregoing treatment of Milne's
                                                                         class 8 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 8 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------




        =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                        IMPAIRED      TREATMENT
                                                             (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
           9            The allowed secured claim     Impaired;allowed   On the Effective Date, Zuckerman will
                        of Dan Zuckerman              claim              receive his pro rata share of the
                        ("Zuckerman")                 in                 $610,000 SCI Stock Proceeds (the
                                                      this               "Zuckerman SCI Stock Proceeds
                        The total secured claim of    class              Distribution").  This pro rata share
                        Zuckerman is approximately    was  entitled      will be computed by dividing
                        $11,114, including accrued    to vote            Zuckerman's total secured claim by
                        interest up until the date    on                 the total amount of the secured
                        of the Debtors' bankruptcy    this Plan.         claims held by the $2.5 Million
                        filings.  However, under                         Junior Secured Creditors  (the
                        Section 506(c) of the                            "Zuckerman Percentage") and
                        Bankruptcy Code,                                 multiplying the Zuckerman Percentage
                        Zuckerman's claim is                             by $610,000.  The Debtors estimate
                        treated as secured only up                       that the Zuckerman SCI Stock Proceeds
                        to the value of the                              Distribution will be in the amount of
                        collateral which secures                         $2,419.
                        that claim and is treated
                        as a general unsecured                           On the Effective Date, Zuckerman will
                        claim (i.e., class 20) for                       also receive his pro rata share of
                        the balance.                                     the Junior Secured Creditors New
                                                                         Money Contribution (the "Zuckerman
                        All of the Junior Secured                        Cash Distribution").  This pro rata
                        Creditors are on a pari                          share would be computed by
                        passu basis with respect to                      multiplying the Zuckerman Percentage
                        the Junior Secured                               by $1,265,000.  The Debtors estimate
                        Creditors Collateral,                            that the Zuckerman Cash Distribution
                        except with respect to the                       will be in the amount of $1,282.
                        SCI Stock Proceeds as
                        described above, and
                        subject to the senior lien
                        of Wells.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         In addition to the Zuckerman SCI
                                                                         Stock Proceeds Distribution and the
                                                                         Zuckerman Cash Distribution Zuckerman
                                                                         will receive (i) a promissory note
                                                                         from the Reorganized Debtor (the
                                                                         "Zuckerman Promissory Note") with a
                                                                         principal amount equal to the figure
                                                                         obtained by multiplying the Zuckerman
                                                                         Percentage by $3,279,000, which
                                                                         amount is estimated to be $3,324 and
                                                                         (ii) a pro-rata number of shares of
                                                                         the Junior Secured Creditors Stock
                                                                         determined by multiplying the
                                                                         Zuckerman by the total number of all
                                                                         shares of Junior Secured Creditors
                                                                         Stock to be issued to all Junior
                                                                         Secured Creditors.

                                                                         The Zuckerman Promissory Note will
                                                                         have the following additional
                                                                         features: (i) the Zuckerman
                                                                         Promissory Note will bear interest at
                                                                         the rate of 7% per annum, (ii)
                                                                         interest will be paid on the
                                                                         Zuckerman Promissory Note on a
                                                                         quarterly basis, (iii) the Zuckerman
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Zuckerman would receive his pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The Reorganized Debtor's obligations
                                                                         to Zuckerman under the Zuckerman
                                                                         Promissory Note will be secured by
                                                                         the Junior Secured Creditors Lien.

                                                                         On or before June 30, 2004, Zuckerman
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the
                                                                         Zuckerman Promissory Note for BDH
                                                                         common stock at an exchange price of
                                                                         $4.35 per share, and/or (ii) put up
                                                                         to 50% of the then outstanding
                                                                         principal balance of the Zuckerman
                                                                         Promissory Note to BDH for cash equal
                                                                         to 80% of that portion of the
                                                                         principal balance of the Zuckerman
                                                                         Promissory Note which has been put to
                                                                         BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Zuckerman
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.

                                                                         The foregoing treatment of
                                                                         Zuckerman's class 9 claim shall be in
                                                                         full settlement and satisfaction of
                                                                         such class 9 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------




     =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                     IMPAIRED         TREATMENT
                                                        (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              10        The allowed secured claim     Impaired;allowed   On the Effective Date, Nessim will
                        of Steve Nessim ("Nessim")    claim              receive his pro rata share of the
                                                      in                 $610,000 SCI Stock Proceeds (the
                        The total secured claim of    this               "Nessim SCI Stock Proceeds
                        Nessim is approximately       class              Distribution").  This pro rata share
                        $11,133, including accrued    was  entitled      will be computed by dividing Nessim's
                        interest up until the date    to vote            total secured claim by the total
                        of the Debtors' bankruptcy    on                 amount of the secured claims held by
                        filings.  However, under      this Plan.         the $2.5 Million Junior Secured
                        Section 506(c) of the                            Creditors  (the "Nessim Percentage")
                        Bankruptcy Code, Nessim's                        and multiplying the Nessim Percentage
                        claim is treated as secured                      by $610,000.  The Debtors estimate
                        only up to the value of the                      that the Nessim SCI Stock Proceeds
                        collateral which secures                         Distribution will be in the amount of
                        that claim and is treated                        $2,423.
                        as a general unsecured
                        claim (i.e., class 20) for                       On the Effective Date, Nessim will
                        the balance.                                     also receive his pro rata share of
                                                                         the Junior Secured Creditors New
                        All of the Junior Secured                        Money Contribution (the "Nessim Cash
                        Creditors are on a pari                          Distribution").  This pro rata share
                        passu basis with respect to                      would be computed by multiplying the
                        the Junior Secured                               Nessim Percentage by $1,265,000.  The
                        Creditors Collateral,                            Debtors estimate that the Nessim Cash
                        except with respect to the                       Distribution will be in the amount of
                        SCI Stock Proceeds as                            $1,284.
                        described above, and
                        subject to the senior lien                       In addition to the Nessim SCI Stock
                        of Wells.                                        Proceeds Distribution and the Nessim
                                                                         Cash Distribution, Nessim will
                                                                         receive (i) a promissory note from
                                                                         the Reorganized Debtor (the "Nessim
                                                                         Promissory Note") with a
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         principal amount equal to the figure
                                                                         obtained by multiplying the Nessim
                                                                         Percentage by $3,279,000, which
                                                                         amount is estimated to be $3,329 and
                                                                         (ii) a pro-rata number of shares of
                                                                         the Junior Secured Creditors Stock
                                                                         determined by multiplying the Nessim
                                                                         Percentage by the total number of all
                                                                         shares of Junior Secured Creditors
                                                                         Stock to be issued to all Junior
                                                                         Secured Creditors.

                                                                         The Nessim Promissory Note will have
                                                                         the following additional features:
                                                                         (i) the Nessim Promissory Note will
                                                                         bear interest at the rate of 7% per
                                                                         annum, (ii) interest will be paid on
                                                                         the Nessim Promissory Note on a
                                                                         quarterly basis, (iii) the Nessim
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Nessim would receive its pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

                                                                         The Reorganized Debtor's obligations
                                                                         to Nessim under the Nessim Promissory
                                                                         Note will be secured by the Junior
                                                                         Secured Creditors Lien.

                                                                         On or before June 30, 2004, Nessim
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the
                                                                         Nessim Promissory Note for BDH common
                                                                         stock at an exchange price of $4.35
                                                                         per share, and/or (ii) put up to 50%
                                                                         of the then outstanding principal
                                                                         balance of the Nessim Promissory Note
                                                                         to BDH for cash equal to 80% of that
                                                                         portion of the principal balance of
                                                                         the Nessim Promissory Note which has
                                                                         been put to BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Nessim
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.

                                                                         The foregoing treatment of Nessim's
                                                                         class 10 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 10 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------


=============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                   IMPAIRED           TREATMENT
                                                        (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              11        The allowed secured claim     Impaired; allowed  On the Effective Date, Pinney will
                        of Pinney Family 1999 Trust   claim in this      receive its pro rata share of the
                        UAD 5/29/99 ("Pinney")        class was entitled $610,000 SCI Stock Proceeds (the
                                                      to vote on this    "Pinney SCI Stock Proceeds
                        The total secured claim of    Plan.              Distribution").  This pro rata share
                        Pinney is approximately                          will be computed by dividing Pinney's
                        $22,694, including accrued                       total secured claim by the total
                        interest up until the date                       amount of the secured claims held by
                        of the Debtors' bankruptcy                       the $2.5 Million Junior Secured
                        filings.  However, under                         Creditors  (the "Pinney Percentage")
                        Section 506(c) of the                            and multiplying the Pinney Percentage
                        Bankruptcy Code, Pinney's                        by $610,000.  The Debtors estimate
                        claim is treated as secured                      that the Pinney SCI Stock Proceeds
                        only up to the value of the                      Distribution will be in the amount of
                        collateral which secures                         $4,939.
                        that claim and is treated
                        as a general unsecured                           On the Effective Date, Pinney will
                        claim (i.e., class 20) for                       also receive its pro rata share of
                        the balance.                                     the Junior Secured Creditors New
                                                                         Money Contribution (the "Pinney Cash
                        All of the Junior Secured                        Distribution").  This pro rata share
                        Creditors are on a pari                          would be computed by multiplying the
                        passu basis with respect to                      Pinney Percentage by $1,265,000.  The
                        the Junior Secured                               Debtors estimate that the Pinney Cash
                        Creditors Collateral,                            Distribution will be in the amount of
                        except with respect to the                       $2,618.
                        SCI Stock Proceeds as
                        described above, and                             In addition to the Pinney SCI Stock
                        subject to the senior lien                       Proceeds Distribution and the Pinney
                        of Wells.                                        Cash Distribution, Pinney will
                                                                         receive (i) a promissory note from
                                                                         the Reorganized

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         Debtor (the "Pinney Promissory Note")
                                                                         with a principal amount equal to the
                                                                         figure obtained by multiplying the
                                                                         Pinney Percentage by $3,279,000,
                                                                         which amount is estimated to be
                                                                         $6,786 and (ii) a pro-rata number of
                                                                         shares of the Junior Secured
                                                                         Creditors Stock determined by
                                                                         multiplying the Pinney Percentage by
                                                                         the total number of all shares of
                                                                         Junior Secured Creditors Stock to be
                                                                         issued to all Junior Secured
                                                                         Creditors.

                                                                         The Pinney Promissory Note will have
                                                                         the following additional features:
                                                                         (i) the Pinney Promissory Note will
                                                                         bear interest at the rate of 7% per
                                                                         annum, (ii) interest will be paid on
                                                                         the Pinney Promissory Note on a
                                                                         quarterly basis, (iii) the Pinney
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Pinney would receive its pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

                                                                         The Reorganized Debtor's obligations
                                                                         to Pinney under the Pinney Promissory
                                                                         Note will be secured by the Junior
                                                                         Secured Creditors Lien.

                                                                         On or before June 30, 2004, Pinney
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the
                                                                         Pinney Promissory Note for BDH common
                                                                         stock at an exchange price of $4.35
                                                                         per share, and/or (ii) put up to 50%
                                                                         of the then outstanding principal
                                                                         balance of the Pinney Promissory Note
                                                                         to BDH for cash equal to 80% of that
                                                                         portion of the principal balance of
                                                                         the Pinney Promissory Note which has
                                                                         been put to BDH.


        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Pinney
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors
                                                                         Stock.

                                                                         The foregoing treatment of Pinney's
                                                                         class 11 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 11 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------


        =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                   IMPAIRED                         TREATMENT
                                                        (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              12        The allowed secured claim     Impaired; allowed  On the Effective  Date,  Appleton will
                        of Candice E. Appleton        claim in this      receive  its  pro  rata  share  of the
                        Family Trust dated October    class was entitled $610,000  SCI  Stock   Proceeds   (the
                        15, 2002 ("Appleton")         to vote on this    "Appleton    SCI    Stock     Proceeds
                                                      Plan.              Distribution").  This pro  rata  share
                        The total secured claim of                       will   be    computed    by   dividing
                        Appleton is approximately                        Appleton's  total secured claim by the
                        $18,648, including accrued                       total  amount  of the  secured  claims
                        interest up until the date                       held  by  the  $2.5   Million   Junior
                        of the Debtors' bankruptcy                       Secured   Creditors   (the   "Appleton
                        filings.  However, under                         Percentage")   and   multiplying   the
                        Section 506(c) of the                            Appleton  Percentage by $610,000.  The
                        Bankruptcy Code, Appleton's                      Debtors  estimate  that  the  Appleton
                        claim is treated as secured                      SCI Stock Proceeds  Distribution  will
                        only up to the value of the                      be in the amount of $4,058.
                        collateral which secures
                        that claim and is treated                        On the Effective  Date,  Appleton will
                        as a general unsecured                           also  receive  its pro  rata  share of
                        claim (i.e., class 20) for                       the  Junior   Secured   Creditors  New
                        the balance.                                     Money   Contribution   (the  "Appleton
                                                                         Cash  Distribution").  This  pro  rata
                        All of the Junior Secured                        share    would    be    computed    by
                        Creditors are on a pari                          multiplying  the  Appleton  Percentage
                        passu basis with respect to                      by  $1,265,000.  The Debtors  estimate
                        the Junior Secured                               that the  Appleton  Cash  Distribution
                        Creditors Collateral,                            will be in the amount of $2,152.
                        except with respect to the
                        SCI Stock Proceeds as                            In addition to the  Appleton SCI Stock
                        described above, and                             Proceeds    Distribution    and    the
                        subject to the senior lien                       Appleton Cash  Distribution,  Appleton
                        of Wells.                                        will  receive  (i) a  promissory  note
                                                                         from  the   Reorganized   Debtor  (the
                                                                         "Appleton  Promissory  Note")  with  a
                                                                         principal  amount  equal to the figure
                                                                         obtained by  multiplying  the Appleton
                                                                         Percentage by $3,279,000,
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         which amount is estimated to be
                                                                         $5,576 and (ii) a pro-rata number of
                                                                         shares of the Junior Secured
                                                                         Creditors Stock determined by
                                                                         multiplying the Appleton Percentage
                                                                         by the total number of all shares of
                                                                         Junior Secured Creditors Stock to be
                                                                         issued to all Junior Secured
                                                                         Creditors.

                                                                         The  Appleton   Promissory  Note  will
                                                                         have    the    following    additional
                                                                         features:  (i) the Appleton Promissory
                                                                         Note  will bear  interest  at the rate
                                                                         of 7% per annum,  (ii)  interest  will
                                                                         be  paid  on the  Appleton  Promissory
                                                                         Note on a quarterly  basis,  (iii) the
                                                                         Appleton  Promissory  Note will have a
                                                                         term of six  years,  (iv)  prepayments
                                                                         may be made without any  penalty,  and
                                                                         (v)  Appleton  would  receive  its pro
                                                                         rata share of the following  mandatory
                                                                         principal   payments  which  would  be
                                                                         made in the  aggregate  to all  Junior
                                                                         Secured  Creditors:  $550,000  at  the
                                                                         end of  each  of  years  2, 3, 4 and 5
                                                                         and the  remaining  principal  balance
                                                                         of $1,079,000 and any unpaid  interest
                                                                         will be due and  payable at the end of
                                                                         the six-year term.

                                                                         The Reorganized  Debtor's  obligations
                                                                         to   Appleton   under   the   Appleton
                                                                         Promissory  Note  will be  secured  by
                                                                         the Junior Secured Creditors Lien.

                                                                         On or before June 30,  2004,  Appleton
                                                                         shall  have a one  time  right  to (i)
                                                                         exchange  all or a portion of the then
                                                                         unpaid   principal   balance   of  the
                                                                         Appleton   Promissory   Note  for  BDH
                                                                         common  stock at an exchange  price of
                                                                         $4.35 per  share,  and/or  (ii) put up
                                                                         to  50%  of   the   then   outstanding
                                                                         principal   balance  of  the  Appleton
                                                                         Promissory  Note to BDH for cash equal
                                                                         to  80%  of   that   portion   of  the
                                                                         principal   balance  of  the  Appleton
                                                                         Promissory  Note which has been put to
                                                                         BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30,  2004,  Appleton
                                                                         shall  have the right to (i)  exchange
                                                                         all  then   owned   shares  of  Junior
                                                                         Secured   Creditors   Stock  into  BDH
                                                                         common stock at a conversion  price of
                                                                         $4.35 per share using a  valuation  of
                                                                         $645,000   for   all  of  the   Junior
                                                                         Secured  Creditors  Stock, or (ii) put
                                                                         all  then   owned   shares  of  Junior
                                                                         Secured   Creditors   Stock   to   the
                                                                         Reorganized  Debtor  for  cash  in the
                                                                         aggregate  amount of $645,000  for all
                                                                         of the Junior Secured Creditors Stock.

                                                                         The foregoing treatment of Appleton's
                                                                         class 12 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 12 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------

 =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                   IMPAIRED           TREATMENT
                                                        (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              13        The allowed secured claim     Impaired; allowed  On the Effective Date, Taicher will
                        of Robert Taicher             claim in this      receive his pro rata share of the
                        ("Taicher")                   class was entitled $610,000 SCI Stock Proceeds (the
                                                      to vote on this    "Taicher SCI Stock Proceeds
                        The total secured claim of    Plan.              Distribution").  This pro rata share
                        Taicher is approximately                         will be computed by dividing
                        $50,100, including accrued                       Taicher's total secured claim by the
                        interest up until the date                       total amount of the secured claims
                        of the Debtors' bankruptcy                       held by the $2.5 Million Junior
                        filings.  However, under                         Secured Creditors  (the "Taicher
                        Section 506(c) of the                            Percentage") and multiplying the
                        Bankruptcy Code, Taicher's                       Taicher Percentage by $610,000. The
                        claim is treated as secured                      Debtors estimate that the Taicher SCI
                        only up to the value of the                      Stock Proceeds Distribution will be
                        collateral which secures                         in the amount of $10,903.
                        that claim and is treated
                        as a general unsecured                           On the Effective Date, Taicher will
                        claim (i.e., class 20) for                       also receive his pro rata share of
                        the balance.                                     the Junior Secured Creditors New
                                                                         Money Contribution (the "Taicher Cash
                        All of the Junior Secured                        Distribution").  This pro rata share
                        Creditors are on a pari                          would be computed by multiplying the
                        passu basis with respect to                      Taicher Percentage by $1,265,000.
                        the Junior Secured                               The Debtors estimate that the Taicher
                        Creditors Collateral,                            Cash Distribution will be in the
                        except with respect to the                       amount of $5,781.
                        SCI Stock Proceeds as
                        described above, and                             In addition to the Taicher SCI Stock
                        subject to the senior lien                       Proceeds Distribution and the Taicher
                        of Wells.                                        Cash Distribution,

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         Taicher will receive (i) a promissory
                                                                         note from the Reorganized Debtor (the
                                                                         "Taicher Promissory Note") with a
                                                                         principal amount equal to the figure
                                                                         obtained by multiplying the Taicher
                                                                         Percentage by $3,279,000, which
                                                                         amount is estimated to be $14,983 and
                                                                         (ii) a pro-rata number of shares of
                                                                         the Junior Secured Creditors Stock
                                                                         determined by multiplying the Taicher
                                                                         Percentage by the total number of all
                                                                         shares of Junior Secured Creditors
                                                                         Stock to be issued to all Junior
                                                                         Secured Creditors.

                                                                         The Taicher Promissory Note will have
                                                                         the following additional features:
                                                                         (i) the Taicher Promissory Note will
                                                                         bear interest at the rate of 7% per
                                                                         annum, (ii) interest will be paid on
                                                                         the Taicher Promissory Note on a
                                                                         quarterly basis, (iii) the Taicher
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Taicher would receive his pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

                                                                         The Reorganized Debtor's obligations
                                                                         to Taicher under the Taicher
                                                                         Promissory Note will be secured by
                                                                         the Junior Secured Creditors Lien.

                                                                         On or before June 30, 2004, Taicher
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the
                                                                         Taicher Promissory Note for BDH
                                                                         common stock at an exchange price of
                                                                         $4.35 per share, and/or (ii) put up
                                                                         to 50% of the then outstanding
                                                                         principal balance of the Taicher
                                                                         Promissory Note to BDH for cash equal
                                                                         to 80% of that portion of the
                                                                         principal balance of the Taicher
                                                                         Promissory Note which has been put to
                                                                         BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Taicher
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.

                                                                         The foregoing treatment of Taicher's
                                                                         class 13 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 13 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------

=============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                   IMPAIRED           TREATMENT
                                                        (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              14        The allowed secured claim     Impaired; allowed  On the Effective Date, Bateman will
                        of Giles Bateman ("Bateman")  claim in this      receive his pro rata share of the
                                                      class was entitled $610,000 SCI Stock Proceeds (the
                        The total secured claim of    to vote on this    "Bateman SCI Stock Proceeds
                        Bateman is approximately      Plan.              Distribution").  This pro rata share
                        $9,113, including accrued                        will be computed by dividing
                        interest up until the date                       Bateman's total secured claim by the
                        of the Debtors' bankruptcy                       total amount of the secured claims
                        filings.  However, under                         held by the $2.5 Million Junior
                        Section 506(c) of the                            Secured Creditors  (the "Bateman
                        Bankruptcy Code, Bateman's                       Percentage") and multiplying the
                        claim is treated as secured                      Bateman Percentage by $610,000.  The
                        only up to the value of the                      Debtors estimate that the Bateman SCI
                        collateral which secures                         Stock Proceeds Distribution will be
                        that claim and is treated                        in the amount of $1,983.
                        as a general unsecured
                        claim (i.e., class 20) for                       On the Effective Date, Bateman will
                        the balance.                                     also receive his pro rata share of
                                                                         the Junior Secured Creditors New
                        All of the Junior Secured                        Money Contribution (the "Bateman Cash
                        Creditors are on a pari                          Distribution").  This pro rata share
                        passu basis with respect to                      would be computed by multiplying the
                        the Junior Secured                               Bateman Percentage by $1,265,000.
                        Creditors Collateral,                            The Debtors estimate that the Bateman
                        except with respect to the                       Cash Distribution will be in the
                        SCI Stock Proceeds as                            amount of $1,051.
                        described above, and
                        subject to the senior lien
                        of Wells.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         In addition to the Bateman SCI Stock
                                                                         Proceeds Distribution and the Bateman
                                                                         Cash Distribution, Bateman will
                                                                         receive (i) a promissory note from
                                                                         the Reorganized Debtor (the "Bateman
                                                                         Promissory Note") with a principal
                                                                         amount equal to the figure obtained
                                                                         by multiplying the Bateman Percentage
                                                                         by $3,279,000, which amount is
                                                                         estimated to be $2,725 and (ii) a
                                                                         pro-rata of shares of the Junior
                                                                         Secured Creditors Stock determined by
                                                                         multiplying the Bateman Percentage by
                                                                         the total number of all shares of
                                                                         Junior Secured Creditors Stock to be
                                                                         issued to all Junior Secured
                                                                         Creditors.

                                                                         The Bateman Promissory Note will have
                                                                         the following additional features:
                                                                         (i) the Bateman Promissory Note will
                                                                         bear interest at the rate of 7% per
                                                                         annum, (ii) interest will be paid on
                                                                         the Bateman Promissory Note on a
                                                                         quarterly basis, (iii) the Bateman
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Bateman would receive its pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The Reorganized Debtor's obligations
                                                                         to Bateman under the Bateman
                                                                         Promissory Note will be secured by
                                                                         the Junior Secured Creditors Lien.

                                                                         On or before June 30, 2004, Bateman
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the
                                                                         Bateman Promissory Note for BDH
                                                                         common stock at an exchange price of
                                                                         $4.35 per share, and/or (ii) put up
                                                                         to 50% of the then outstanding
                                                                         principal balance of the Bateman
                                                                         Promissory Note to BDH for cash equal
                                                                         to 80% of that portion of the
                                                                         principal balance of the Bateman
                                                                         Promissory Note which has been put to
                                                                         BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Bateman
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.

                                                                         The foregoing treatment of Bateman's
                                                                         class 14 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 14 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------



   =============== ============================= ==================      =======================================
           CLASS #              DESCRIPTION                IMPAIRED                    TREATMENT
                                                           (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              15        The allowed secured claim     Impaired; allowed  On the Effective Date, Simon will
                        of Herbert Simon ("Simon")    claim in this      receive his pro rata share of the
                                                      class was entitled $610,000 SCI Stock Proceeds (the
                        The total secured claim of    to vote on this    "Simon SCI Stock Proceeds
                        Simon is approximately        Plan.              Distribution").  This pro rata share
                        $289,324, including accrued                      will be computed by dividing Simon's
                        interest up until the date                       total secured claim by the total
                        of the Debtors' bankruptcy                       amount of the secured claims held by
                        filings.  However, under                         the $2.5 Million Junior Secured
                        Section 506(c) of the                            Creditors  (the "Simon Percentage")
                        Bankruptcy Code, Simon's                         and multiplying the Simon Percentage
                        claim is treated as secured                      by $610,000.  The Debtors estimate
                        only up to the value of the                      that the Simon SCI Stock Proceeds
                        collateral which secures                         Distribution will be in the amount of
                        that claim and is treated                        $62,963.
                        as a general unsecured
                        claim (i.e., class 20) for                       On the Effective Date, Simon will
                        the balance.                                     also receive his pro rata share of
                                                                         the Junior Secured Creditors New
                        All of the Junior Secured                        Money Contribution (the "Simon Cash
                        Creditors are on a pari                          Distribution").  This pro rata share
                        passu basis with respect to                      would be computed by multiplying the
                        the Junior Secured                               Simon Percentage by $1,265,000.  The
                        Creditors Collateral,                            Debtors estimate that the Simon Cash
                        except with respect to the                       Distribution will be in the amount of
                        SCI Stock Proceeds as                            $33,382.
                        described above, and
                        subject to the senior lien                       In addition to the Simon SCI Stock
                        of Wells.                                        Proceeds Distribution and the Simon
                                                                         Cash Distribution,
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         Simon will receive (i) a promissory
                                                                         note from the Reorganized Debtor (the
                                                                         "Simon Promissory Note") with a
                                                                         principal amount equal to the figure
                                                                         obtained by multiplying the Simon
                                                                         Percentage by $3,279,000, which
                                                                         amount is estimated to be $86,526 and
                                                                         (ii) a pro-rata number of shares of
                                                                         the Junior Secured Creditors Stock
                                                                         determined by multiplying the Simon
                                                                         Percentage by the total number of all
                                                                         shares of Junior Secured Creditors
                                                                         Stock to be issued to all Junior
                                                                         Secured Creditors.

                                                                         The Simon Promissory Note will have
                                                                         the following additional features:
                                                                         (i) the Simon Promissory Note will
                                                                         bear interest at the rate of 7% per
                                                                         annum, (ii) interest will be paid on
                                                                         the Simon Promissory Note on a
                                                                         quarterly basis, (iii) the Simon
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Simon would receive its pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The Reorganized Debtor's obligations
                                                                         to Simon under the Simon Promissory
                                                                         Note will be secured by the Junior
                                                                         Secured Creditors Lien.

                                                                         On or before June 30, 2004, Simon
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the Simon
                                                                         Promissory Note for BDH common stock
                                                                         at an exchange price of $4.35 per
                                                                         share, and/or (ii) put up to 50% of
                                                                         the then outstanding principal
                                                                         balance of the Simon Promissory Note
                                                                         to BDH for cash equal to 80% of that
                                                                         portion of the principal balance of
                                                                         the Simon Promissory Note which has
                                                                         been put to BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------



        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Simon
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors
                                                                         Stock.

                                                                         The foregoing treatment of Simon's
                                                                         class 15 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 15 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------




        =============== ============================= ================== =======================================
           CLASS #              DESCRIPTION                IMPAIRED                    TREATMENT
                                                           (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              16        The allowed secured claim     Impaired; allowed  On the Effective Date, Montesano will
                        of Montesano Family Trust     claim in this      receive its pro rata share of the
                        Dated March 17, 1998          class was entitled $610,000 SCI Stock Proceeds (the
                        ("Montesano")                 to vote on this    "Montesano SCI Stock Proceeds
                                                      Plan.              Distribution").  This pro rata share
                        The total secured claim of                       will be computed by dividing
                        Montesano is approximately                       Montesano's total secured claim by
                        $289,324, including accrued                      the total amount of the secured
                        interest up until the date                       claims held by the $2.5 Million
                        of the Debtors' bankruptcy                       Junior Secured Creditors  (the
                        filings.  However, under                         "Montesano Percentage") and
                        Section 506(c) of the                            multiplying the Montesano Percentage
                        Bankruptcy Code,                                 by $610,000.  The Debtors estimate
                        Montesano's claim is                             that the Montesano SCI Stock Proceeds
                        treated as secured only up                       Distribution will be in the amount of
                        to the value of the                              $62,963.
                        collateral which secures
                        that claim and is treated                        On the Effective Date, Montesano will
                        as a general unsecured                           also receive its pro rata share of
                        claim (i.e., class 20) for                       the Junior Secured Creditors New
                        the balance.                                     Money Contribution (the "Montesano
                                                                         Cash Distribution").  This pro rata
                        All of the Junior Secured                        share would be computed by
                        Creditors are on a pari                          multiplying the Montesano Percentage
                        passu basis with respect to                      by $1,265,000.  The Debtors estimate
                        the Junior Secured                               that the Jim Cash Distribution will
                        Creditors Collateral,                            be in the amount of $33,382.
                        except with respect to the
                        SCI Stock Proceeds as                            In addition to the Montesano SCI
                        described above, and                             Stock Proceeds Distribution and the
                        subject to the senior lien                       Montesano Cash Distribution,
                        of Wells.


        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         Montesano will receive (i) a
                                                                         promissory note from the Reorganized
                                                                         Debtor (the "Montesano Promissory
                                                                         Note") with a principal amount equal
                                                                         to the figure obtained by multiplying
                                                                         the Montesano Percentage by
                                                                         $3,279,000, which amount is estimated
                                                                         to be $86,526 and (ii) a pro-rata
                                                                         number of shares of the Junior
                                                                         Secured Creditors Stock determined by
                                                                         multiplying the Montesano Percentage
                                                                         by the total number of all shares of
                                                                         Junior Secured Creditors Stock to be
                                                                         issued to all Junior Secured
                                                                         Creditors.

                                                                         The Montesano Promissory Note will
                                                                         have the following additional
                                                                         features: (i) the Montesano
                                                                         Promissory Note will bear interest at
                                                                         the rate of 7% per annum, (ii)
                                                                         interest will be paid on the
                                                                         Montesano Promissory Note on a
                                                                         quarterly basis, (iii) the Montesano
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Montesano would receive its pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The Reorganized Debtor's obligation's
                                                                         to Montesano under the Montesano
                                                                         Promissory Note will be secured by
                                                                         the Junior Secured Creditors Lien.
                                                                         On or before June 30, 2004, Montesano
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the
                                                                         Montesano Promissory Note for BDH
                                                                         common stock at an exchange price of
                                                                         $4.35 per share, and/or (ii) put up
                                                                         to 50% of the then outstanding
                                                                         principal balance of the Montesano
                                                                         Promissory Note to BDH for cash equal
                                                                         to 80% of that portion of the
                                                                         principal balance of the Montesano
                                                                         Promissory Note which has been put to
                                                                         BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Montesano
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors Stock.

                                                                         The foregoing treatment of
                                                                         Montesano's class 16 claim shall be
                                                                         in full settlement and satisfaction
                                                                         of such class 16 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------




        =============== ============================= ================== =======================================
           CLASS #              DESCRIPTION                IMPAIRED                    TREATMENT
                                                           (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
           17           The allowed secured claim     Impaired; allowed  On the Effective Date, Perlman will
                        of The Perlman Family Trust   claim in this      receive its pro rata share of the
                        Dated 2/17/95 ("Perlman")     class was entitled $610,000 SCI Stock Proceeds (the
                                                      to vote on         "Perlman SCI Stock Proceeds
                        The total secured claim of    this Plan.         Distribution").  This pro rata share
                        Perlman is approximately                         will be computed by dividing
                        $96,441, including accrued                       Perlman's total secured claim by the
                        interest up until the date                       total amount of the secured claims
                        of the Debtors' bankruptcy                       held by the $2.5 Million Junior
                        filings.  However, under                         Secured Creditors  (the "Perlman
                        Section 506(c) of the                            Percentage") and multiplying the
                        Bankruptcy Code, Perlman's                       Perlman Percentage by $610,000.  The
                        claim is treated as secured                      Debtors estimate that the Perlman SCI
                        only up to the value of the                      Stock Proceeds Distribution will be
                        collateral which secures                         in the amount of $20,988.
                        that claim and is treated
                        as a general unsecured                           On the Effective Date, Perlman will
                        claim (i.e., class 20) for                       also receive its pro rata share of
                        the balance.                                     the Junior Secured Creditors New
                                                                         Money Contribution (the "Perlman Cash
                        All of the Junior Secured                        Distribution").  This pro rata share
                        Creditors are on a pari                          would be computed by multiplying the
                        passu basis with respect to                      Perlman Percentage by $1,265,000.
                        the Junior Secured                               The Debtors estimate that the Jim
                        Creditors Collateral,                            Cash Distribution will be in the
                        except with respect to the                       amount of $11,127.
                        SCI Stock Proceeds as
                        described above, and                             In addition to the Perlman SCI Stock
                        subject to the senior lien                       Proceeds Distribution and the Perlman
                        of Wells.                                        Cash Distribution, Perlman will
                                                                         receive (i)




        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         a promissory note from the
                                                                         Reorganized Debtor (the "Perlman
                                                                         Promissory Note") with a principal
                                                                         amount equal to the figure obtained
                                                                         by multiplying the Perlman Percentage
                                                                         by $3,279,000, which amount is
                                                                         estimated to be $28,842 and (ii) a
                                                                         pro-rata number of shares of the
                                                                         Junior Secured Creditors Stock
                                                                         determined by multiplying the Perlman
                                                                         Percentage by the total number of all
                                                                         shares of Junior Secured Creditors
                                                                         Stock to be issued to all Junior
                                                                         Secured Creditors.

                                                                         The Perlman Promissory Note will have
                                                                         the following additional features:
                                                                         (i) the Perlman Promissory Note will
                                                                         bear interest at the rate of 7% per
                                                                         annum, (ii) interest will be paid on
                                                                         the Perlman Promissory Note on a
                                                                         quarterly basis, (iii) the Perlman
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Perlman would receive its pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

                                                                         The Reorganized Debtor's obligations
                                                                         to Perlman under the Perlman
                                                                         Promissory Note will be secured by
                                                                         the Junior Secured Creditors Lien.

                                                                         On or before June 30, 2004, Perlman
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the
                                                                         Perlman Promissory Note for BDH
                                                                         common stock at an exchange price of
                                                                         $4.35 per share, and/or (ii) put up
                                                                         to 50% of the then outstanding
                                                                         principal balance of the Perlman
                                                                         Promissory Note to BDH for cash equal
                                                                         to 80% of that portion of the
                                                                         principal balance of the Perlman
                                                                         Promissory Note which has been put to
                                                                         BDH.
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Perlman
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors
                                                                         Stock.

                                                                         The foregoing treatment of Perlman's
                                                                         class 17 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 17 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------

        --------------- ----------------------------- ------------------ ---------------------------------------



        =============== ============================= ================== =======================================
           CLASS #      DESCRIPTION                        IMPAIRED                    TREATMENT
                                                           (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
           18           The allowed secured claim     Impaired; allowed  On the Effective Date, Merrill will
                        of Trent and Marilyn          claim in this      receive its pro rata share of the
                        Merrill Trust dated 1/29/90   class was entitled $610,000 SCI Stock Proceeds (the
                        ("Merrill")                   to vote on         "Merrill SCI Stock Proceeds
                                                      this Plan.         Distribution").  This pro rata share
                        The total secured claim of                       will be computed by dividing
                        Merrill is approximately                         Merrill's total secured claim by the
                        $48,222, including accrued                       total amount of the secured claims
                        interest up until the date                       held by the $2.5 Million Junior
                        of the Debtors' bankruptcy                       Secured Creditors  (the "Merrill
                        filings.  However, under                         Percentage") and multiplying the
                        Section 506(c) of the                            Merrill Percentage by $610,000.  The
                        Bankruptcy Code, Merrill's                       Debtors estimate that the Merrill SCI
                        claim is treated as secured                      Stock Proceeds Distribution will be
                        only up to the value of the                      in the amount of $10,494.
                        collateral which secures
                        that claim and is treated                        On the Effective Date, Merrill will
                        as a general unsecured                           also receive its pro rata share of
                        claim (i.e., class 20) for                       the Junior Secured Creditors New
                        the balance.                                     Money Contribution (the "Merrill Cash
                                                                         Distribution").  This pro rata share
                        All of the Junior Secured                        would be computed by multiplying the
                        Creditors are on a pari                          Merrill Percentage by $1,265,000.
                        passu basis with respect to                      The Debtors estimate that the Merrill
                        the Junior Secured                               Cash Distribution will be in the
                        Creditors Collateral,                            amount of $5,564.
                        except with respect to the
                        SCI Stock Proceeds as                            In addition to the Merrill SCI Stock
                        described above, and                             Proceeds Distribution and the Merrill
                        subject to the senior lien                       Cash Distribution, Merrill will
                        of Wells.                                        receive (i)




        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         a promissory note from the
                                                                         Reorganized Debtor (the "Merrill
                                                                         Promissory Note") with a principal
                                                                         amount equal to the figure obtained
                                                                         by multiplying the Merrill Percentage
                                                                         by $3,279,000, which amount is
                                                                         estimated to be $14,421 and (ii) a
                                                                         pro-rata number of shares of the
                                                                         Junior Secured Creditors Stock
                                                                         determined by multiplying the Merrill
                                                                         Percentage by the total number of all
                                                                         shares of Junior Secured Creditors
                                                                         Stock to be issued to all Junior
                                                                         Secured Creditors.

                                                                         The Merrill Promissory Note will have
                                                                         the following additional features:
                                                                         (i) the Merrill Promissory Note will
                                                                         bear interest at the rate of 7% per
                                                                         annum, (ii) interest will be paid on
                                                                         the Merrill Promissory Note on a
                                                                         quarterly basis, (iii) the Merrill
                                                                         Promissory Note will have a term of
                                                                         six years, (iv) prepayments may be
                                                                         made without any penalty, and (v)
                                                                         Merrill would receive its pro rata
                                                                         share of the following mandatory
                                                                         principal payments which would be
                                                                         made in the aggregate to all Junior
                                                                         Secured Creditors: $550,000 at the
                                                                         end of each of years 2, 3, 4 and 5
                                                                         and the remaining principal balance
                                                                         of $1,079,000 and any unpaid interest
                                                                         will be due and payable at the end of
                                                                         the six-year term.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         The Reorganized Debtor's obligations
                                                                         to Merrill under the Merrill
                                                                         Promissory Note will be secured by
                                                                         the Junior Secured Creditors Lien.

                                                                         On or before June 30, 2004, Merrill
                                                                         shall have a one time right to (i)
                                                                         exchange all or a portion of the then
                                                                         unpaid principal balance of the
                                                                         Merrill Promissory Note for BDH
                                                                         common stock at an exchange price of
                                                                         $4.35 per share, and/or (ii) put up
                                                                         to 50% of the then outstanding
                                                                         principal balance of the Merrill
                                                                         Promissory Note to BDH for cash equal
                                                                         to 80% of that portion of the
                                                                         principal balance of the Merrill
                                                                         Promissory Note which has been put to
                                                                         BDH.

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         On or before June 30, 2004, Merrill
                                                                         shall have the right to (i) exchange
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock into BDH
                                                                         common stock at a conversion price of
                                                                         $4.35 per share using a valuation of
                                                                         $645,000 for all of the Junior
                                                                         Secured Creditors Stock, or (ii) put
                                                                         all then owned shares of Junior
                                                                         Secured Creditors Stock to the
                                                                         Reorganized Debtor for cash in the
                                                                         aggregate amount of $645,000 for all
                                                                         of the Junior Secured Creditors
                                                                         Stock.

                                                                         The foregoing treatment of Merrill's
                                                                         class 17 claim shall be in full
                                                                         settlement and satisfaction of such
                                                                         class 17 claim.
        --------------- ----------------------------- ------------------ ---------------------------------------

         Attached to this Plan as Exhibit "1" is a schedule setting forth (i) the computation of the amount of the secured claims of all of the Junior Secured Creditors (including interest accrued up until the date of the Debtors' bankruptcy filings), (ii) the pro rated distribution of the $610,000 of SCI Stock Proceeds, (iii) the pro rated distribution of the Junior Secured Creditors New Money Contribution, (iv) the pro rated distribution of the Junior Secured Creditors Promissory Notes to be provided to all of the Junior Secured Creditors, and (v) the pro rated distribution of the shares of the Junior Secured Creditors Stock.

        2.       Classes of Priority Unsecured Claims

         Certain priority claims that are referred to in Bankruptcy Code Sections 507(a)(3), (4), (5), (6), and (7) are required to be placed in classes. These types of claims are entitled to priority treatment as follows: the Bankruptcy Code requires that each holder of such a claim receive cash on the Effective Date equal to the allowed amount of such claim. However, a class of unsecured priority claim holders may vote to accept deferred cash payments of a value, as of the Effective Date, equal to the allowed amount of such claim. The Debtors believe that there are no Section 507(a)(3), (4), (5), (6), or (7) priority unsecured claims. To the extent the Debtors do have any such allowed priority unsecured claims, such claims will be considered class 19 allowed claims and will be paid in full by the Reorganized Debtor on the later of the Effective Date and the date the Bankruptcy Court enters an order allowing such priority claims.

        3.       Class of General Unsecured Claims

         General unsecured claims are unsecured claims not entitled to priority under Bankruptcy Code Section 507(a). The following chart identifies this Plan's treatment of the class containing all of the Debtors' non-priority general unsecured claims (see Exhibit
"I" to the Disclosure Statement for detailed information about each general unsecured claim):


=============== ============================= ================== =======================================
           CLASS #              DESCRIPTION                IMPAIRED                    TREATMENT
                                                           (Y/N)
        --------------- ----------------------------- ------------------ ---------------------------------------
              20        All general unsecured         Impaired; allowed  On the Effective Date, the
                        claims                        claims in this     Reorganized Debtor will pay into the
                                                      class were         Professional Fee Account the $435,000
                        Excluding any deficiency      entitled to vote   Unsecured Creditors New Money
                        claim of the Junior Secured   on this Plan.      Contribution, which cash will be used
                        Creditors, the Debtors                           first to pay any outstanding allowed
                        estimate that there are                          fees and expenses of the
                        approximately $17,291,000                        professionals employed in these cases
                        of unsecured claims                              (other than FocalPoint) if such fees
                        consisting of (i)                                and expenses exceed the $600,000 that
                        $1,500,000 which was lent                        will be paid by the Reorganized
                        to the Debtors on December                       Debtor (after taking into account
                        20, 2001 by Provender,                           pre-petition retainers paid and the
                        Cornerstone, Jim and NH                          $750,000 which have been disbursed to
                        Walking, Ltd., (ii)                              such professionals from the
                        $700,000 of unsecured debt                       Professional Fee Account), and second
                        which was provided to                            to be distributed to holders of class
                        Provender, Cornerston and                        20 allowed claims on a pro rata
                        Jim in connection with a                         basis.  After the Bankruptcy Court
                        secured loan that they                           enters orders allowing the fees and
                        extended to the Debtors on                       expenses of the professionals
                        September 18, 2002, (iii)                        employed in these cases (other than
                        $300,000 of unsecured debt                       FocalPoint), LNBRB will pay any such
                        which was provided to a                          allowed fees and expenses in excess
                        number of people/entities                        of $600,000 out of the $435,000
                        in connection with a                             Unsecured Creditors New Money
                        secured loan that they                           Contribution which will be in the
                        extended to                                      Professional Fee Account, and LNBRB
                                                                         will turn over the remaining balance
                                                                         of such $435,000 Unsecured Creditors
                                                                         New Money Contribution to the
                                                                         Reorganized Debtor who will hold such
                                                                         funds in a segregated account for the
                                                                         benefit of holders of class 20
                                                                         allowed claims.

                                                                         In addition, on the Effective Date,
                                                                         the Reorganized Debtor will execute
                                                                         and deliver to the Post-Confirmation
                                                                         Committee for the benefit of class 20
                                                                         claim holders a promissory note with
                                                                         a principal amount of $700,000 (the
                                                                         "First Unsecured Creditors Promissory
                                                                         Note").  The First Unsecured
                                                                         Creditors Promissory Note will bear
                                                                         interest at the rate of 7% per annum
                                                                         and have a term of five years.  The
                                                                         First Unsecured Creditors
        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                        the Debtors on October 15,                       Promissory Note will have the
                        2002, and (iv) an estimated                      following additional features: (i)
                        $14,791,000 of general                           interest will be paid on a quarterly
                        unsecured debt, inclusive                        basis, (ii) prepayments may be made
                        of an estimated $5,027,000                       without penalty, and (iii) the
                        of lease rejection claims                        following mandatory principal
                        held by the landlords of                         payments will be made: $100,000 at
                        the 29 stores at which the                       the end of both years 2 and 3 and
                        Debtors are conducting or                        $150,000 at the end of year 4, and
                        have conducted store                             the remaining principal balance of
                        closing sales and                                $350,000 and any unpaid interest will
                        approximately $400,000                           be due and payable at the end of the
                        owing on account of a prior                      five-year term.  All payments made on
                        class action damage claim.                       account of the First Unsecured
                                                                         Creditors Promissory Note will be
                        RR Growth and Stratford                          distributed to all holders of class
                        contend that Provender,                          20 allowed claims on a pro rata basis.
                        Cornerstone, Jim and NH
                        Walking, Ltd. assigned                           In addition, on the Effective Date,
                        their claims relating to                         the Reorganized Debtor will execute
                        the  $1,500,000 which they                       and deliver to the Post-Confirmation
                        lent to the Debtors on                           Committee for the benefit of class 20
                        December 20, 2001 to RR                          claim holders a second promissory
                        Growth and Stratford as                          note with a principal amount of
                        security and that any                            $21,000 (the "Second Unsecured
                        payment to be made to                            Creditors Promissory Note").
                        Provender, Cornerstone, Jim                      The Second Unsecured Creditors
                        and NH Walking, Ltd. on                          Promissory Note will bear interest at
                        account of such class 20                         the rate of 7% per annum, and will
                        allowed claims must instead                      have the following additional
                        be made to RR Growth and                         features: (i) interest will paid on
                        Stratford (on a 50%/50%                          the Second Unsecured Creditors
                        basis).                                          Promissory Note on a quarterly basis,
                                                                         (ii) the Second Unsecured Creditors
                                                                         Promissory Note will have a term of
                                                                         six years and prepayments may be made
                                                                         without any penalty, and (iii) the
                                                                         remaining principal balance of
                                                                         $21,000 and any unpaid interest will
                                                                         be due and payable at the end of the
                                                                         six-year term.

                                                                         On or before June 30, 2004, the class
                                                                         20 claim holders acting through the
                                                                         Post-Confirmation Committee shall
                                                                         have a one time right to (i) exchange
                                                                         all or any portion of the then unpaid
                                                                         principal balance of the First
                                                                         Unsecured Creditors Promissory Note
                                                                         for BDH common stock at an exchange
                                                                         price of $4.35 per share, and/or (ii)
                                                                         put up to 100% of the then
                                                                         outstanding principal balance of the
                                                                         First Unsecured Creditors Promissory
                                                                         Note to the Reorganized Debtor for
                                                                         cash equal to 80% of that portion of
                                                                         the principal balance of the First
                                                                         Unsecured Creditors Promissory Note
                                                                         which is to be put to the Reorganized
                                                                         Debtor.

                                                                         On or before June 30, 2004, the class
                                                                         20 claim holders acting through the
                                                                         Post-Confirmation Committee shall
                                                                         have a one time right to (i) exchange
                                                                         all or a portion of then unpaid
                                                                         principal balance of the Second
                                                                         Unsecured Creditors Promissory Note
                                                                         for BDH common stock at an exchange
                                                                         price of $4.35 per share, and/or (ii)
                                                                         put up to 100% of the then
                                                                         outstanding principal balance of the
                                                                         Second Unsecured Creditors Promissory
                                                                         Note to BDH for cash equal to 80% of
                                                                         that portion of the principal balance
                                                                         of the Second Unsecured Creditors
                                                                         Promissory Note which has been put to
                                                                         BDH.

                                                                         In addition to the foregoing, on the
                                                                         Effective Date all of the Lease Sale
                                                                         Proceeds (currently at $41,985 and
                                                                         expected to remain at this amount)
                                                                         and all Class Action Recovery Funds,
                                                                         if any, will be turned over to the
                                                                         Reorganized Debtor who will hold such
                                                                         funds in a segregated account for the
                                                                         benefit of holders of class 20
                                                                         allowed claims and all rights and
                                                                         title to the Class Action Suit, to
                                                                         the extent it remains unresolved on
                                                                         the Effective Date, shall be deemed
                                                                         transferred to the Post-Confirmation
                                                                         Committee who shall have the right to
                                                                         continue pursuit of the Class Action
                                                                         Suit for the benefit of class 20
                                                                         claim holders.

                                                                         If the allowed professional fees and
                                                                         expenses (excluding FocalPoint) do
                                                                         not exceed $600,000 (after taking
                                                                         into account pre-petition retainers
                                                                         paid and the $750,000 which has been
                                                                         disbursed to such professionals from
                                                                         the Professional Fee Account), which
                                                                         would mean that the entire $435,000
                                                                         Unsecured Creditors New Money
                                                                         Contribution

        --------------- ----------------------------- ------------------ ---------------------------------------
        --------------- ----------------------------- ------------------ ---------------------------------------
                                                                         would be paid to class 20 claim
                                                                         holders, and no money is recovered
                                                                         from the Class Action Suit, the
                                                                         Debtors estimate that a total of
                                                                         $1,197,985 (comprised of $435,000
                                                                         from the Unsecured Creditors New
                                                                         Money Contribution + $700,000 from
                                                                         the First Unsecured Creditors
                                                                         Promissory Note + $21,000 from the
                                                                         Second Unsecured Creditors Promissory
                                                                         Note + $41,985 of Lease Sale
                                                                         Proceeds) would be available to be
                                                                         distributed to class 20 claim
                                                                         holders.

                                                                         If a total of $1,197,985 is
                                                                         distributed to class 20 claim holders
                                                                         and the total class 20 allowed claims
                                                                         of the Junior Secured Creditors is
                                                                         $3,434,123 (which is the estimated
                                                                         total), the Debtors estimate that
                                                                         each holder of a class 20 allowed
                                                                         claim would receive a distribution
                                                                         equal to approximately 5.78% of the
                                                                         amount of their class 20 allowed
                                                                         claim because a total of $1,197,985
                                                                         would be distributed to a total of
                                                                         $20,725,123 of class 20 allowed
                                                                         claims.

                                                                         If the allowed professional fees and
                                                                         expenses (excluding FocalPoint) do
                                                                         exceed $600,000 (after taking into
                                                                         account pre-petition retainers paid
                                                                         and the $750,000 which has been
                                                                         disbursed to such professionals from
                                                                         the Professional Fee Account), the
                                                                         estimated recovery to holders of
                                                                         class 20 allowed claims would be
                                                                         reduced accordingly.

                                                                         The foregoing treatment shall be in
                                                                         full settlement and satisfaction of
                                                                         all class 20 claims.

        4.       Class of Interest Holders

         Interest holders are the parties who hold an ownership interest (i.e., equity interest) in the Debtors, whether such ownership interest consists of common stock, preferred stock, options, warrants or any other stock vehicle. The following chart identifies this Plan's treatment of the class of interest holders:

        =============== ============================== ======================= ====================================
           CLASS #               DESCRIPTION             IMPAIRED                     TREATMENT
                                                        (Y/N)
        --------------- ------------------------------ ----------------------- ------------------------------------
              21        All stock holders, including   Impaired; holders of    On the Effective Date, all class
                        holders of common stock,       class 21 interests      21 interests will be deemed
                        preferred stock, stock         are not entitled to     cancelled, terminated, rejected
                        options, warrants, etc.        vote on this Plan       and of no further force and
                                                       because they are        effect and will no longer
                                                       deemed to have          constitute an equity interest in
                                                       rejected this Plan      the Debtors or the Reorganized
                                                       pursuant to Section     Debtor without the need for
                                                       1126(g) of the          either the Debtors or the class
                                                       Bankruptcy Code.        21 interest holders to take any
                                                                               further action.  Interest holders
                                                                               will not receive any distribution
                                                                               or retain any property under this
                                                                               Plan on account of their equity
                                                                               interests in the Debtors.
        =============== ============================== ======================= ====================================



        D.       Means of Effectuating this Plan and Implementation of this Plan

        1.        The Reorganized Debtor.
         On or immediately before the Effective Date, TWC Acquisition Corp. ("Reorganized Debtor") shall be incorporated as a Delaware corporation.
On or immediately after the Effective Date, the Reorganized Debtor will change its name to "The Walking Company" (or any other name selected by the Reorganized Debtor). On the Effective Date title to all assets, properties and business operations of the Debtors, including, without limitation, all cash on hand, deposits, accounts receivable, inventory, fixtures, furnishings and equipment (but excluding the Lease Sale Proceeds, the Class Action Recovery Funds and the Class Action Suit), shall vest in the Reorganized Debtor, and thereafter the Reorganized Debtor shall own and retain such assets free and clear of all rights,claims, liens, encumbrances, and interests, except as expressly provided in this Plan. From and after the Effective Date, the Reorganized Debtor shall own and operate such assets without further supervision by or jurisdiction of the Bankruptcy Court. From and after the Effective Date, the Reorganized Debtor will satisfy the obligations owing to the holders of allowed claims in Classes 2 through 20 under this Plan, and will perform all obligations under executory contracts and unexpired leases assumed by the Debtors and assigned to the Reorganized Debtor in accordance with the terms and provisions of this Plan.

        2.       Plan Funding
         On the Effective Date, BDH will contribute the New Money Contribution to the Reorganized Debtor. $6.45 million of the New Money Contribution will be in the form of equity and $2.5 million of the New Money Contribution will be in the form of subordinated debt which will bear interest at the rate of ten percent (10%) per annum, with all principal and interest subordinated to all debts of the Reorganized Debtor except to the extent otherwise agreed upon in writing by the affected debt holders. BDH will receive a promissory note payable by the Reorganized Debtor to BDH in the amount of the subordinated debt (the "Intercompany Note"). The Intercompany Note shall be payable to BDH only if and to the extent the Reorganized Debtor accumulates stockholders equity after the Effective Date in an amount equal to the amount to be paid on the Intercompany Note. The form of the BDH Intercompany Note is attached hereto as Exhibit "2". The amount of the New Money Contribution to be funded on the Effective Date will be reduced by all sums that BDH advanced to the Debtors prior to the Effective Date for or on account of rent and other occupancy costs owed by the Debtors for the month of February, 2004.
         The $610,000 of SCI Stock Proceeds will be distributed to the $2.5 Million Junior Secured Creditors on a pro rata basis on the Effective Date unless the Bankruptcy Court orders to the contrary. The $41,985 of Lease Sale Proceeds and all Class Action Recovery Funds will be distributed on a pro rata basis to the holders of class 20 allowed claims. All other payments required to be made on the Effective Date will be paid out of the New Money Contribution, including the $600,000 for payment of allowed professional fees and expenses (exclusive of any fees or expenses of FocalPoint), any fees and expenses of FocalPoint as allowed by the Bankruptcy Court, all other allowed administrative claims, the $1,265,000 Junior Secured Creditors New Money Contribution, the $435,000 Unsecured Creditors New Money Contribution, and all cure amounts owing with respect to all unexpired leases and executory contracts assumed by the Debtors and assigned to the Reorganized Debtor. All other payments required to be made under this Plan (other than as set forth above with respect to exchange rights granted to the holders of the Junior Secured Creditors Stock, the Junior Secured Creditors Promissory Notes, the First Unsecured Creditors Promissory Note, and the Second Unsecured Creditors Promissory Note) will be funded through the business operations and working capital of the Reorganized Debtor.
         BDH has requested Wells to provide the Reorganized Debtor with post-confirmation financing. If Wells and BDH have reached an agreement on mutually acceptable terms for the post-confirmation financing of the Reorganized Debtor, the obligation of the Reorganized Debtor to make any payments to the Junior Secured Creditors and unsecured creditors would be expressly subordinated in right of payment to the prior payment in full of all obligations of the Reorganized Debtor to Wells under the post-confirmation financing agreement (the "Wells Post-Confirmation Financing"), any refinancings thereof and any obligations to any other current or future senior lender on the terms acceptable to Wells or such other replacement lender (recognizing that absent an event of default existing under such financing agreements which prohibits the Reorganized Debtor from making its required Plan payments to the Junior Secured Creditors and the unsecured creditors, the Reorganized Debtor shall continue to be obligated to make all such Plan payments to the Junior Secured Creditors and the unsecured creditors). The security interest of the Junior
Secured Creditors and the unsecured creditors in the Reorganized Debtor's assets and in any proceeds thereof shall be junior and subordinate in all respects to the security interests in the assets and in any proceeds thereof granted to Wells.
         If an event of default should occur with respect to the Wells Post-Confirmation Financing, or with respect to any instrument in connection with the Wells Post-Confirmation Financing under which payment is outstanding, or if any payment of amounts to or for the benefit of the Junior Secured Creditors or the unsecured creditors would cause an event of default to occur thereunder, then, unless and until such event of default has been cured or waived, no payment shall be made to or for the benefit of the Junior Secured Creditors or the unsecured creditors on account of any right to payment arising under this Plan.
         If an event of default should occur with respect to the Wells Post-Confirmation Financing, or with respect to any instrument in connection with the Wells Post-Confirmation Financing under which payment is outstanding, or if any payment of amounts to or for the benefit of the Junior Secured Creditors or the unsecured creditors pursuant to or on account of a right to payment arising under this Plan would cause an event of default to occur thereunder, then, BDH may delay such payment until such event of default shall have been cured or waived, or the payment of such amounts due to or for the benefit of the Junior Secured Creditors or the unsecured creditors would no longer cause such an event of default or the Wells Post-Confirmation Financing indebtedness is paid in full. BDH will provide written notice to the applicable Junior Secured Creditors or the Post-Confirmation Committee of any such delay in payment. BDH will further provide written notice to the applicable Junior Secured Creditors or the Post-Confirmation Committee that the event of default has been cured or waived or shall have ceased to exist and will thereafter pay the applicable
Junior Secured Creditors or the unsecured creditors as soon as practicable both to bring them current and on a go forward basis.
         Furthermore, if there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshaling of assets and liabilities of the Reorganized Debtor, (i) no amount shall be paid by the Reorganized Debtor to the Junior Secured Creditors and unsecured creditors unless and until the principal of, interest on and all other amounts due with respect to the Wells Post-Confirmation Financing then outstanding is paid in full, and
(ii) no claim or proof of claim shall be filed with the Reorganized Debtor by or on behalf of the Junior Secured Creditors or the unsecured creditors which shall assert any right to receive any payments except subject to the payment in full of the principal of, interest on and all other amounts due with respect to the Wells Post-Confirmation Financing then outstanding.
         On or as soon as practicable after the Effective Date, the Reorganized Debtor will issue the Junior Secured Creditors Stock to the
Junior Secured Creditors on a pro-rata basis as set forth in Exhibit "1" to this Plan. In conjunction with the issuance of the Junior Secured
Creditors Stock, the Reorganized Debtor will issue to each of the Junior Secured Creditors (i) a Warrant in the form of Exhibit "3" to this Plan to exchange all of such Junior Secured Creditor's shares of stock in the Reorganized Debtor for BDH common shares at an exchange price of $4.35 per share using a valuation of $645,000 for all of the shares of the Junior Secured Creditors Stock, and (ii) a Put Option in the form of Exhibit "4" to this Plan to exchange all of such Junior Secured Creditor's shares of stock in the Reorganized Debtor for a cash payment from the Reorganized Debtor using a valuation of $645,000 for all shares of the Junior Secured Creditors tock. The Warrants and Put Options issued in conjunction with the Junior Secured Creditors Stock must be exercised, if at all, on or before June 30, 2004.
         On or as soon as practicable after the Effective Date, the Reorganized Debtor will issue the Junior Secured Creditors Promissory Notes to the Junior Secured Creditors on a pro-rata basis as set forth in Exhibit "1" to this Plan. In conjunction with the issuance of the Junior Secured Creditors Promissory Notes, the Reorganized Debtor will issue to each of the Junior Secured Creditors (i) a Warrant in the form of Exhibit "3" to this Plan to exchange all or a portion of such Junior Secured Creditor"s Promissory Note for BDH common shares at an exchange price of $4.35 per share, and (ii) a Put Option in the form of Exhibit "5" to this Plan to exchange up to fifty percent (50%) of the then outstanding principal balance of such Junior Secured Creditor's Promissory Note for a cash payment from BDH equal to eighty percent (80%) of the principal balance of the such Junior Secured Creditor's Promissory Note being put to BDH.
The Warrants and Put Options  issued in conjunction  with the Junior
Secured Creditors Promissory Notes must be exercised, if at all, on or before June 30, 2004.
         On or as soon as practicable after the Effective Date, the Reorganized Debtor will issue the First Unsecured Creditors Promissory Note in the form of Exhibit "6" to this Plan to the Post-Confirmation
Committee for the benefit of class 20 claim holders. In conjunction with the issuance of the First Unsecured Creditors Promissory Note, the Reorganized Debtor will issue to the Post-Confirmation Committee for the benefit of class 20 claim holders (i) a Warrant in the form of Exhibit
"3" to this Plan to exchange all or a portion of the unpaid principal balance of the First Unsecured Creditors Promissory Note for BDH common shares at an exchange price of $4.35 per share, and (ii) a Put Option in the form of Exhibit "7" to this Plan to exchange up to One Hundred percent
(100%) of the then outstanding principal balance of the First Unsecured Creditors Promissory Note for a cash payment from the Reorganized Debtor equal to eighty percent (80%) of the principal balance of the First Unsecured Creditors Promissory Note being put to the Reorganized Debtor. The Warrant and Put Option issued in conjunction with the First Unsecured Creditors Promissory Note must be exercised, if at all, on or before June 30, 2004.
         On or as soon as practicable after the Effective Date, the Reorganized Debtor will issue the Second Unsecured Creditors Promissory
Note in the form of Exhibit "8" to this Plan to the Post-Confirmation Committee for the benefit of class 20 claim holders. In conjunction with the issuance of the Second Unsecured Creditors Promissory Note, the Reorganized Debtor will issue to the Post-Confirmation Committee for the benefit of class 20 claim holders (i) a Warrant in the form of Exhibit "3" to this Plan to exchange all or a portion of the unpaid principal balance of Second Unsecured Creditors Promissory Note for BDH common shares at an exchange price of $4.35 per share, and (b) a Put Option in the form of Exhibit "9" to this Plan to exchange up to one hundred percent (100%) of the then outstanding principal balance of the Second Unsecured Creditors Promissory Note for a cash payment from BDH equal to eighty percent (80%) of the principal balance of the Second Unsecured Creditors Promissory Note being put to BDH. The Warrant and Put Option issued in conjunction with the Second Unsecured Creditors Promissory Note must be exercised, if at all, on or before June
30, 2004.
         In connection with the rights granted to holders of the Junior
Secured Creditors Stock, Junior Secured Creditors Promissory Note, the First Unsecured Creditors Promissory Note and the Second Unsecured Creditors Promissory Note to exchange their respective claims or interests for common stock of BDH, BDH will obtain on or before the Effective Date a reasoned legal opinion that such exchange rights and the BDH common stock issuable pursuant thereto may be offered and sold to such creditors without registration under the Securities Act of 1933 and such stock may be offered and sold by such creditors without registration under the Securities
Act of 1933, assuming that none of such creditors is an "underwriter" as defined in Section 1145(b) of the Bankruptcy Code.
         Each instrument which constitutes or may constitute a security issued to the Junior Secured Creditors and unsecured creditors under this Plan shall be issued with a legend in substantially the following form unless, as soon as practicable after the Effective Date, the recipient of such instrument represents to the issuer that it is not an "underwriter" as defined by Section 1145(b) of the Bankruptcy Code and indemnifies such issuer for any breach of such representation:
        "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR ANY
        STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE."
         If a party entitled to receive securities to be issued under this Plan has any questions regarding its status as an "underwriter" under
Section 1145(b) of Bankruptcy Code, it should consult with its counsel prior to making this representation to the issuer.

        3.       Substantive Consolidation
         On the Effective Date, TWC and Alan's will be substantively consolidated. There will be no distinction between the treatment of TWC's creditors and Alan's creditors under this Plan. From and after the Effective Date, TWC and Alan's will cease to exist as a separate legal entities.

        4.       Post-Confirmation Management and Board of Directors
         The management of the Reorganized Debtor and the members of the Reorganized Debtor's Board of Directors will be determined by BDH, as the owner of 90% of the Reorganized Debtor. Prior to the Plan confirmation hearing, BDH will file a pleading with the Bankruptcy Court identifying the makeup of the initial management of the Reorganized Debtor and the initial members of the Reorganized Debtor's Board of Directors.

        5.       Purchase and Waiver of Avoidance Causes of Action.
         Other than the Class Action Suit, the Reorganized Debtor will be acquiring all causes of action of these estates, including avoidance causes of action, and the Reorganized Debtor has agreed not to pursue any such causes of action.

        6.       Objections to Claims
         The Post-Confirmation Committee shall file and prosecute or continue with the prosecution of objections to claims which were commenced by the Debtors prior to the Effective Date. The Bankruptcy Court shall retain jurisdiction to consider and adjudicate all such objections to claims, regardless of whether the objections to claims were filed prior to or after the Effective Date. Any objection to any claim must be filed within one hundred twenty (120) days following the Effective Date.

        7.       Disbursing Agent
         The Reorganized Debtor shall serve as the disbursing agent for the purpose of making all distributions to the class 20 claim holders. LNBRB shall cause all allowed fees and expenses of the professionals employed in these cases (excluding FocalPoint) to be paid out of the Professional Fee Account.

        8.       Executory Contracts and Unexpired Leases
         On the Effective Date, all of the Debtors' executory contracts and unexpired leases attached as Exhibit "11" to this Plan (the "Assumed Contracts and Leases") shall be deemed assumed by the Reorganized
        Debtor effective as of the Effective Date. BDH shall have the right to amend the list of the Assumed Contracts and Leases up until the business day prior to the hearing on confirmation of this Plan.
        With respect to all of the Assumed Contracts and Leases, the Reorganized Debtor will be required to (a) cure or provide adequate assurance that the Reorganized Debtor will promptly cure any default existing under all such Assumed Contracts and Leases, (b) compensate or provide adequate assurance that the Reorganized Debtor will promptly compensate any other party to such Assumed Contracts and Leases for any actual pecuniary loss to such parties resulting from any default existing under any such Assumed Contracts and Leases, and (c) provide adequate assurance of future performance under such Assumed Contracts and Leases. If the Reorganized Debtor elects not to take an assignment of one or more of the Debtors' existing retail store leases and those landlords obtain allowed unsecured claims against the Debtors as a result of the rejection, the principal amount of the First Unsecured Creditors' Promissory Note will be increased so as not to dilute the distribution that class 20 claim holders would have received if not for such rejection.
                All of the Debtors' remaining executory contracts and unexpired leases which are not included among the list of Assumed Contracts and Leases attached as Exhibit "11" to this Plan shall be deemed rejected effective as of 11:59 PST on the Effective Date. THE BAR DATE FOR FILING A
PROOF OF CLAIM BASED ON A CLAIM ARISING FROM THE REJECTION OF AN UNEXPIRED LEASE OR EXECUTORY CONTRACT WHICH IS REJECTED ON THE EFFECTIVE DATE WILL
BE THIRTY (30) DAYS AFTER THE EFFECTIVE DATE. Any claim based on the rejection of an unexpired lease or executory contract will be barred if the proof of claim is not timely filed, unless the Bankruptcy Court orders otherwise.
         With respect to any real property leases of the Debtors that the Reorganized Debtor elects not to take an assignment of (a "Rejected Property"), the Reorganized Debtor shall be entitled to continue in possession of the subject property and operate therefrom for up to 30 days after the Effective Date (the "Exit Period") in order to close and exit the Rejected Property in an orderly fashion, to give advance notice to the store employees, and to remove store inventory, equipment and trade fixtures. The Reorganized
Debtor shall have the right to remove all inventory, equipment and trade fixtures from a Rejected Property during the Exit Period free of any claim or lien of the landlord or other party. During the Exit
Period, the Reorganized Debtor shall comply with all provisions of the applicable lease, including, without limitation, the payment of rent and expenses, the maintenance of insurance coverage, and provisions regarding use. At the end of such occupancy the Reorganized Debtor shall turn over possession of the Rejected Property to the landlord in broom-clean condition and repair any damage caused by the removal of equipment and trade fixtures all in accordance with the terms of the respective lease. The Bankruptcy Court shall retain jurisdiction to order the return of possession at the end of the Exit Period.
         With respect to any executory contract or unexpired capital lease of the Debtors that the Reorganized Debtor elects not to take an assignment of (a "Rejected Contract"), the Reorganized Debtor shall have the same 30-day Exit Period to redeliver such equipment to the lessor, and during such Exit Period, the Reorganized Debtor shall pay all of the contractual rent due the respective lessor under the Rejected Contract until the redelivery of such equipment to the lessor, all in accordance with the terms of the respective Rejected Contract.
        9.       Changes in Rates Subject to Regulatory Commission Approval
         The Debtors are not subject to governmental regulatory commission approval of their rates.

        10. Name Change, Termination of Qualifications and Dissolution of Debtors.
         On the Effective Date, the Debtors shall deliver to the Reorganized Debtor (a) an executed Certificate of Amendment to its Articles of Incorporation changing its name to "Shoes Liquidation Co." in a form acceptable to the California Secretary of State and (b) an executed Certificate of Withdrawal from the State of Delaware surrendering its authority to transact business in Delaware in a form acceptable to the Delaware Secretary of State. Each of such documents shall be prepared by BDH, at BDH's expense, and delivered to the Debtors for signature at least one business day prior to the Effective Date. As soon as practicable after the Effective Date, each of the Debtors shall deliver to the Reorganized Debtor the documents necessary to surrender its authority to transact business in each state in which it is currently qualified to do business. Each of such documents shall be prepared by BDH, at BDH's expenses, and delivered to the Debtors for signature prior to the Effective Date.
               Pursuant to this Plan, the Plan Confirmation Order, and Section 1400 of the California Corporations Code, as applicable, the Debtors shall cease to exist as corporate entities and shall be deemed, as a matter of law, dissolved, as of the entry of the Final Decree. Notwithstanding the dissolution of the Debtors and consistent with
        Section 2010 of the California Corporations Code, the Debtors shall continue to exist for the purpose of winding up their affairs, and the officers of the Debtors in office on the Effective Date shall execute and deliver to the Reorganized Debtor such reasonable instruments and other documents which are prepared by BDH, at BDH's expense, and delivered to the Debtors prior to the Effective Date for the purpose of carrying out or evidencing any of the transactions contemplated by this Plan.

        11.      Tax-Free Reorganization
         Confirmation of this Plan shall effect a tax-free reorganization under Internal Revenue Code SS 368(a)(1)(G).

        12.      Exemption From Certain Transfer Taxes
         Pursuant to section 1146(c) of the Bankruptcy Code, the transfer of property shall not be subject to any stamp tax, transfer tax or similar tax.

        13. Present Certificated Securities and Promissory Notes Deemed Null and Void
         The various promissory notes, stock certificates, and other documents to be provided to holders of allowed claims under this Plan shall be in the place and stead of any certificated security or promissory note presently held by such creditors as evidence of such allowed claims and all such documents presently held by such creditors shall be deemed null and void as of the Effective Date.

        14.      Retention of Jurisdiction
         After confirmation of this Plan and occurrence of the Effective Date, in addition to any jurisdiction which is provided to the Bankruptcy Court by the Bankruptcy Code, the Bankruptcy Court will retain such jurisdiction as is legally permissible including for the following purposes:
                        i. to resolve any and all disputes regarding the operation and interpretation of this Plan and the Plan Confirmation Order;
                        ii. to resolve any and all disputes regarding any exhibits to this Plan and any other documents that the Reorganized Debtor issues under this Plan or requests the Debtors to execute to effectuate the terms of this Plan;
                        iii.      to determine the allowability,
        classification, or priority of claims and interests, regardless of whether such objection is filed before or after the Effective Date;
                        iv. to determine the extent, validity and priority of any lien asserted against property of the Debtors or their estates;
                        v. to construe and take any action to enforce this Plan, the Plan Confirmation Order, and any other order of the Bankruptcy Court, issue such orders as may be necessary for the implementation, execution, performance, and consummation of this Plan, the Plan Confirmation Order, and all matters referred to in this Plan and the Plan Confirmation Order, and to determine all matters that may be pending before the Bankruptcy Court in these cases on or before the Effective Date with respect to any person or entity related thereto;
                        vi. to determine (to the extent necessary) any and all applications for allowance of compensation and reimbursement of expenses of professionals for the period on or before the Effective Date;
                        vii. to determine any request for payment of administrative expenses;
                        viii. to determine motions for the rejection, assumption, or assignment of executory contracts or unexpired leases filed before the Effective Date and the allowance of any claims resulting therefrom;
                        ix. to determine all applications, motions, adversary proceedings, contested matters, and any other litigated matters instituted during the pendency of these cases whether before, on, or after the Effective Date including avoidance causes of action;
                        x. to determine such other matters and for such other purposes as may be provided in the Plan Confirmation Order;
                       xi. to modify this Plan under Section 1127 of the Bankruptcy Code in order to remedy any apparent defect or omission in this Plan or to reconcile any inconsistency in this Plan so as to carry out its intent and purpose;
                        xii. except as otherwise provided in this Plan and the Plan Confirmation Order, to issue injunctions, to take such other actions or make such other orders as may be necessary or appropriate to restrain interference with this Plan or the Plan Confirmation Order, or the execution or implementation by any person or entity of this Plan or the Plan Confirmation Order;
                        xiii. to issue such orders in aid of consummation of this Plan and the Plan Confirmation Order, notwithstanding any otherwise applicable nonbankruptcy law, with respect to any person or entity, to the fullest extent authorized by the Bankruptcy Code or Bankruptcy Rules; and
                        xiv. to enter a final decree closing these Chapter 11 cases.

        15.      Post-Confirmation Committee
                The Post-Confirmation Committee shall be comprised of those members of the Creditors Committee who wish to serve on the Post-Confirmation Committee. The Post-Confirmation Committee shall have the right to retain such professionals that they deem necessary to effectuate the foregoing and to pay the fees and expenses of such professionals out of the funds designated to be paid to the class 20 claim holders without any further order of the Bankruptcy Court.
                The Post-Confirmation Committee shall remain in existence until such time as the final distribution is made to holders of class 20 allowed claims. The Post-Confirmation Committee shall have the powers and responsibilities, and the duties of the Post-Confirmation Committee shall be restricted to the matters, described immediately below.
                1. The Post-Confirmation Committee shall monitor th performance of the Reorganized Debtor regarding its obligations to make all of the payments required to be made to class 20 allowed claims.
                2. The Post-Confirmation Committee shall monitor the performance of the Reorganized Debtor.
                3. The Post-Confirmation Committee shall have the authority to agree on behalf of all class 20 claim holders to:
                        i. proposals made by the Reorganized Debtor to modify this Plan;
                        ii. elect to exchange all or a portion of the then unpaid principal balance of the First
                        Unsecured Creditors Promissory Note for BDH common stock at an exchange price of $4.35 per share and/or put up to 100% of the then outstanding principal balance of the First Unsecured Creditors Promissory Note to the Reorganized Debtor for cash equal to 80% of that portion of the principal balance of the First Unsecured Creditors Promissory Note which is to be put to the Reorganized Debtor, as provided for herein;
                        iii. elect to exchange all or a portion of the then unpaid principal balance of the Second Unsecured Creditors Promissory Note for BDH common stock at an exchange price of $4.35 per share and/or put up to 100% of the then outstanding principal balance of the Second Unsecured Creditors Promissory Note to the Reorganized Debtor for cash equal to 80% of that portion of the principal balance of the Second
                        Unsecured Creditors Promissory Note which is to be put to the Reorganized Debtor, as provided for herein; and
                        iv. proposals made by the Reorganized Debtor to postpone the scheduled date of a distribution to holders of class 20 allowed claims.
                4. The Post-Confirmation Committee may initiate and prosecute objections to claims, including objections to claims which were filed prior to the Effective Date.
                5. The Post-Confirmation Committee shall have authority to agree on behalf of class 20 claim holders to proposals by the Reorganized Debtor with respect to disposition and settlement of any class 20 claim.
                6. The Post-Confirmation Committee shall have such other powers and responsibilities as expressly set forth in this Plan.
                7. The members of the Post-Confirmation Committee shall serve without compensation for their performance of services as members of the Post-Confirmation Committee, except that they shall be entitled to reimbursement of reasonable expenses by the Reorganized Debtor.
                8. The Post-Confirmation Committee shall take such steps as are necessary to obtain the entry of a final decree closing the Debtors' Chapter 11 cases
                9. The Post-Confirmation Committee shall have the right to retain the services of attorneys, accountants and other agents which, in the discretion of the Post-Confirmation Committee, are necessary to assist the Post-Confirmation Committee in the performance of its duties, including any professional which were employed in the Debtors' Chapter 11 cases whether by the Debtors or the Creditors Committee. The fees and expenses of such professionals shall be paid by the Reorganized Debtor upon the monthly submission of bills to the Reorganized Debtor and the Post-Confirmation Committee. The payment of the fees and expenses of the Post-Confirmation Committee's retained professionals shall be made in the ordinary course of business and shall not be subject to the approval of the Bankruptcy Court.
                10. Neither the Post-Confirmation Committee, nor any of its members, designees or professionals, nor any duly designated agent or representative of the Post-Confirmation Committee, or their respective employees, shall be liable for the act or omission of any other member, designee, agent or representative of the Post-Confirmation Committee. Nor shall any member be liable for any act or omission taken or omitted to be taken in its capacity as a member of the Post-Confirmation Committee, other than acts or omissions resulting from such member's willful misconduct or gross negligence. The Post-Confirmation Committee may, in connection with the performance of its functions, and in its sole and absolute discretion, consult with its counsel, accountants and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in accordance with advice or opinions rendered by such professionals. Notwithstanding such authority, the Post-Confirmation Committee shall be under no obligation to consult with its counsel, accountants or agents, and its determination not to do so shall not result in the imposition of liability on the Post-Confirmation Committee, or its members and/or designees, unless such determination is based on willful negligence or gross negligence.
                11. The Post-Confirmation Committee will terminate upon the Reorganized Debtor's satisfying in full all obligations owing by the Reorganized Debtor under both the First Unsecured Creditors Promissory Note and the Second Unsecured Creditors Promissory Note.

                    IV. EFFECT OF CONFIRMATION OF THIS PLAN

        A.       Discharge.
         The Debtors will not receive a discharge under this Plan pursuant to and in accordance with the provisions of Section 1141 of the Bankruptcy Code because there has been a liquidation of all or substantially all of the property of the Debtors' estates and because the Debtors will not engage in business after the consummation of this Plan.

        B.       Modification of this Plan.
         The Debtors may modify this Plan at any time before confirmation. However, the Bankruptcy Court may require a new disclosure statement and/or re-voting on this Plan if the Debtors modify this Plan before confirmation. The Debtors may also seek to modify this Plan at any time after confirmation of this Plan so long as (1) this Plan has not been substantially consummated and (2) the Bankruptcy Court authorizes the proposed modifications after notice and a hearing.


        C.       Post-Confirmation Status Reports.
         Until a final decree closing the Debtors' Chapter 11 cases is entered, the Post-Confirmation Committee shall file a quarterly status report with the Bankruptcy Court explaining what progress has been made toward consummation of the confirmed Plan and shall serve such status reports upon the Office of the United States Trustee, the Post-Confirmation Committee, and those parties who have requested special notice.

        D.       Post-Confirmation Conversion/Dismissal.
         A creditor or any other party in interest may bring a motion to convert r dismiss these cases under Section 1112(b) of the Bankruptcy Code after this Plan is confirmed if there is a default in performing this Plan. If the Bankruptcy Court orders these cases converted to Chapter 7 after this Plan is confirmed, then all property that had been property of the Chapter 11 estates, and that has not been disbursed pursuant to this Plan, will revest in the Chapter 7 estates, and the automatic stay will be reimposed upon the revested property, but only to the extent that relief from stay was not previously authorized by the Bankruptcy Court during these cases. The Plan Confirmation Order may also be revoked under very limited circumstances. The Bankruptcy Court may revoke the Plan Confirmation Order if it was procured by fraud and if a party in interest brings an adversary proceeding to revoke confirmation within 180 days after the entry of the Plan Confirmation Order.

        E.       Final Decree.
         Once these estates have been fully administered as referred to in Bankruptcy Rule 3022, the Post-Confirmation Committee shall file a motion with the Bankruptcy Court to obtain a final decree to close these cases. The Reorganized Debtor shall be responsible for the timely payment of all fees incurred pursuant to 28 U.S.C. Section 1930(a)(6) until the entry of a final decree closing these cases.

        Presented By:
        ------------
        LEVENE, NEALE, BENDER, RANKIN & BRILL L.L.P.

By:      /s/ Monica Kim
        ---------------
         RON BENDER
         MONICA Y. KIM
         Attorneys for Chapter 11
         Debtors and Plan Proponents


        Approved By:
        ------------
        WOLF, RIFKIN, SHAPIRO & SCHULMAN, LLP

By:      /s/ Simon Aron
        ---------------
         SIMON ARON
         Attorneys for Big Dog Holdings, Inc.

                                                TABLE OF CONTENTS
                                                -----------------



I.       INTRODUCTION.............................................................................................2


II.      PLAN SUMMARY.............................................................................................3


III.     CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS....................................................12

         A.       What Creditors and Interest Holders Will Receive Under this Plan...............................12
         B.       Unclassified Claims............................................................................12
                  1.       Administrative Expenses...............................................................13
                  2.       Priority Tax Claims...................................................................20
         C.       Classified Claims and Interests................................................................21
                  1.       Classes of Secured Claims.............................................................21
                  2.       Classes of Priority Unsecured Claims..................................................77
                  3.       Class of General Unsecured Claims.....................................................78
                  4.       Class of Interest Holders.............................................................85
         D.       Means of Effectuating this Plan and Implementation of this Plan................................86
                  1.       The Reorganized Debtor................................................................86
                  2.       Plan Funding..........................................................................87
                  3.       Substantive Consolidation.............................................................96
                  4.       Post-Confirmation Management and Board of Directors...................................96
                  5.       Purchase and Waiver of Avoidance Causes of Action.....................................96
                  6.       Objections to Claims..................................................................96
                  7.       Disbursing Agent......................................................................97
                  8.       Executory Contracts and Unexpired Leases..............................................97
                  9.       Changes in Rates Subject to Regulatory Commission Approval...........................100
                  10.      Name Change, Termination of Qualifications and Dissolution of Debtors................100
                  11.      Tax-Free Reorganization..............................................................101
                  12.      Exemption From Certain Transfer Taxes................................................101
                  13.      Present Certificated Securities and Promissory Notes Deemed Null and Void............102
                  14.      Retention of Jurisdiction............................................................102
                  15.      Post-Confirmation Committee..........................................................105

IV.      EFFECT OF CONFIRMATION OF THIS PLAN....................................................................109

         A.       Discharge.....................................................................................109
         B.       Modification of this Plan.....................................................................109
         C.       Post-Confirmation Status Reports..............................................................110
         D.       Post-Confirmation Conversion/Dismissal........................................................110
         E.       Final Decree..................................................................................111